UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

VERIS RESIDENTIAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

VERIS RESIDENTIAL, INC.
Harborside 3, 210 Hudson Street, Ste. 400
Jersey City, New Jersey 07311
Dear Stockholder:
You are cordially invited to attend the Annual Meeting of Stockholders (referred to as the “Annual Meeting”) of Veris Residential, Inc., a Maryland corporation (referred to as the “Company,” “we,” “our” or “us”), to be held solely by remote communication, in a virtual-only format, on Wednesday, June 15, 2022 at 10:00 a.m., Eastern Time, for the following purposes:
1.
To elect eight persons to the Board of Directors of the Company (referred to as the “Board of Directors”), each to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualify or until any such director’s earlier resignation or removal.

2.
To consider and vote, on an advisory basis, for the adoption of a resolution approving the compensation of our named executive officers.

3.
To consider and vote upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

4.
To consider and vote upon such other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe all of these matters in more detail. We urge you to read this information carefully.
This year, we are again pleased to save costs and help protect the environment by using the “Notice and Access” method of delivering proxy materials. Instead of receiving paper copies of our proxy materials, many of you will receive a Notice of Internet Availability of Proxy Materials, which provides an Internet address where you may access electronic copies of the Proxy Statement and our 2021 Annual Report on Form 10-K and vote your shares. This website also has instructions for voting by phone and for requesting paper copies of the proxy materials, including the proxy card.
The Notice of Internet Availability of Proxy Materials and the related proxy materials were first released to stockholders and made available on the Internet on or about May 2, 2022.
We have again decided to hold the Annual Meeting virtually this year. In making this decision, we considered the technologies available to us, the ongoing impact of the coronavirus (COVID-19) pandemic and our ability to engage effectively with our stockholders. Hosting a virtual meeting facilitates stockholder access, participation and communication; supports sustainability initiatives; results in cost savings; and protects the health, safety and well-being of our partners, employees and stockholders. We plan to evaluate, on an annual basis, the forum for holding the Annual Meeting, taking into consideration business and market conditions, proposed agenda items and input from our stockholders.
Any stockholder can listen to and participate in the Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/VRE2022. The webcast will start at 10:00 a.m., Eastern Time, on June 15, 2022. You will need the control number shown on your Notice of Internet Availability of Proxy Materials (or on your proxy card or voting instruction form if you receive printed proxy materials) to vote and submit questions during the meeting. If you are a stockholder and you do not have your control number, you will only be able to listen to the Annual Meeting.
The Board of Directors unanimously recommends a vote: FOR each of the Board of Directors’ eight nominees named in the attached Proxy Statement for election to the Board of Directors, FOR the proposal to adopt, on an advisory basis, a resolution approving the compensation of our named executive officers, and FOR the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.
YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the virtual Annual Meeting, and regardless of the number of shares of stock of the Company that you own, it is important that your shares be represented and voted at the virtual Annual Meeting. Therefore, our Board of Directors urges you to vote your shares via the Internet (at www.proxyvote.com) or telephone.
On behalf of the Board of Directors, we thank you for your support and participation.
Sincerely,
Tammy K. Jones
Chair of the Board of Directors
If you have questions or need assistance voting your shares, please contact:
Innisfree M&A Incorporated
501 Madison Avenue, 20th floor
New York, New York 10022
Stockholders may call toll free: (877) 800-5182
Banks and Brokers may call collect: (212) 750-5833

VERIS RESIDENTIAL, INC.
Harborside 3, 210 Hudson Street, Ste. 400
Jersey City, New Jersey 07311

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 15, 2022

To Our Stockholders:
Notice is hereby given that the Annual Meeting of Stockholders (referred to as the “Annual Meeting”) of Veris Residential, Inc., a Maryland corporation (referred to as the “Company,” “we,” “our” or “us”), will be held solely by remote communication, in a virtual-only format, on Wednesday, June 15, 2022 at 10:00 a.m., Eastern Time, for the following purposes:
1.
To elect eight persons to the Board of Directors of the Company (referred to as the “Board of Directors”), each to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualify or until any such director’s earlier resignation or removal.

2.
To consider and vote, on an advisory basis, for the adoption of a resolution approving the compensation of our named executive officers, as such compensation is described under the “Compensation Discussion and Analysis” and “Executive Compensation” sections of the attached Proxy Statement.

3.
To consider and vote upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

4.
To consider and vote upon such other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof.

This year, we are again pleased to save costs and help protect the environment by using the “Notice and Access” method of delivering proxy materials. Instead of receiving paper copies of our proxy materials, many of you will receive a Notice of Internet Availability of Proxy Materials, which provides an Internet address where you may access electronic copies of the Proxy Statement and our 2021 Annual Report on Form 10-K and vote your shares. This website also has instructions for voting by phone and for requesting paper copies of the proxy materials, including the proxy card.
We have again decided to hold the Annual Meeting virtually this year. In making this decision, we considered the technologies available to us, the ongoing impact of the coronavirus (COVID-19) pandemic and our ability to engage effectively with our stockholders. Hosting a virtual meeting facilitates stockholder access, participation and communication; supports sustainability initiatives; results in cost savings; and protects the health, safety and well-being of our partners, employees and stockholders. We plan to evaluate, on an annual basis, the forum for holding the Annual Meeting, taking into consideration business and market conditions, proposed agenda items and input from our stockholders.
Any stockholder can listen to and participate in the Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/VRE2022. The webcast will start at 10:00 a.m., Eastern Time. You will need the control number shown on your Notice of Internet Availability of Proxy Materials (or on your proxy card or voting instruction form if you receive printed proxy materials) to vote and submit questions during the meeting. If you are a stockholder and you do not have your control number, you will only be able to listen to the Annual Meeting.

May 2, 2022
Jersey City, New Jersey
The Proxy Statement, which is incorporated herein by reference, includes information relating to these proposals. Reports of officers will also be received at the Annual Meeting without taking action thereon.
All stockholders of record as of the close of business on April 22, 2022 are entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. The presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting is required for a quorum. You may vote electronically via the Internet or by telephone. The instructions on your Notice of Internet Availability of Proxy Materials (or on your proxy card or voting instruction form if you receive printed proxy materials) describe how to use these convenient services. If your shares are held in “street name” with a broker, bank or other nominee, you have a right to direct that nominee on how to vote the shares held in your account. You will need to contact your bank, broker or other nominee for your shares to determine whether you will be able to vote using one of these alternative methods.
The Board of Directors unanimously recommends a vote: FOR each of the Board of Directors’ eight nominees named in the Proxy Statement for election to the Board of Directors, FOR the proposal to adopt, on an advisory basis, a resolution approving the compensation of our named executive officers, and FOR the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.
THE BOARD OF DIRECTORS APPRECIATES AND ENCOURAGES YOUR PARTICIPATION IN THE VIRTUAL ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE VIRTUAL ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED. YOU MAY VOTE BY TELEPHONE OR OVER THE INTERNET (AT WWW.PROXYVOTE.COM), OR BY COMPLETING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD IF YOU REQUESTED OR RECEIVED PRINTED PROXY MATERIALS. IF YOU ATTEND THE VIRTUAL ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY, IF YOU WISH, AND VOTE AT THE VIRTUAL ANNUAL MEETING.
By Order of the Board of Directors,
Taryn D. Fielder
General Counsel and Secretary
If you have questions or need assistance voting your shares, please contact:
Innisfree M&A Incorporated
501 Madison Avenue, 20th floor
New York, New York 10022
Stockholders may call toll free: (877) 800-5182
Banks and Brokers may call collect: (212) 750-5833

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR OUR ANNUAL MEETING TO BE HELD ON JUNE 15, 2022.
Our Proxy Statement and 2021 Annual Report on Form 10-K for the year ended December 31, 2021 (“2021 Annual Report”) are available on our website at https://investors.verisresidential.com/financials/sec-filings/default.aspx or www.proxyvote.com. On or about May 2, 2022, we will have sent to certain of our stockholders a Notice of Internet Availability of Proxy Materials, which includes instructions on how to access these materials and vote online. Stockholders who do not receive the Notice of Internet Availability of Proxy Materials will continue to receive either a paper or an electronic copy of our proxy materials, which will be sent on or about May 2, 2022.

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VERIS RESIDENTIAL, INC.
Harborside 3, 210 Hudson Street, Ste. 400
Jersey City, New Jersey 07311
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, JUNE 15, 2022
INFORMATION ABOUT THE ANNUAL MEETING
General Information
This Proxy Statement is furnished to stockholders of Veris Residential, Inc., a Maryland corporation (the “Company”), in connection with the solicitation by the Board of Directors of the Company (the “Board of Directors”) of proxies in the accompanying form for use in voting at the Annual Meeting of Stockholders of the Company to be held solely by remote communication, in a virtual-only format on Wednesday, June 15, 2022 at 10:00 a.m., Eastern Time (the “Annual Meeting”), and any postponement or adjournment thereof.
Our Proxy Statement and 2021 Annual Report are available on our website at https://investors.verisresidential.com/financials/sec-filings or www.proxyvote.com.
Purposes of the Annual Meeting
The purposes of the Annual Meeting are:
1.
To elect eight persons to the Board of Directors, each to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualify or until any such director’s earlier resignation or removal.

2.
To consider and vote, on an advisory basis, for the adoption of a resolution approving the compensation of our named executive officers, as such compensation is described under the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this Proxy Statement.

3.
To consider and vote upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

4.
To consider and vote upon such other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof.

YOUR VOTE IS VERY IMPORTANT. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE BOARD OF DIRECTORS’ EIGHT DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT. THE BOARD OF DIRECTORS ALSO UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO ADOPT, ON AN ADVISORY BASIS, A RESOLUTION APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022. YOU MAY VOTE VIA THE INTERNET (WWW.PROXYVOTE.COM) OR BY TELEPHONE.
Solicitation and Voting Procedures
Solicitation.   The Board of Directors is soliciting proxies for the Annual Meeting from our stockholders, and the Company will bear all attendant costs. These costs will include the expense of preparing materials for the Annual Meeting, mailing costs and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company’s common stock, par value $.01 per share (the “Common Stock”). The Company has retained Innisfree M&A Incorporated, 501 Madison Avenue, 20th floor, New York, New

York 10022 (“Innisfree”), to perform various proxy solicitation services in connection with the solicitation of proxies for the Annual Meeting. The Company will pay Innisfree a fee not to exceed $20,000, plus out-of-pocket expenses, for such services. We may use several of our regular employees, who will not be separately compensated, to solicit proxies from our stockholders, either personally or via the Internet or by telephone, facsimile, mail or otherwise.
Electronic Availability of Proxy Materials.   To expedite delivery, reduce our costs and decrease the environmental impact of printing and mailing our proxy materials, we used “Notice and Access” in accordance with a Securities and Exchange Commission (“SEC”) rule that permits us to provide these materials to our stockholders over the Internet. On or about May 2, 2022, we sent a Notice of Internet Availability of Proxy Materials to certain of our stockholders containing instructions on how to access our proxy materials online. If you received a Notice of Internet Availability of Proxy Materials, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Notice of Internet Availability of Proxy Materials instructs you on how to access and review all of the important information contained in the proxy materials online and on how you may submit your proxy via the Internet. If you received a Notice of Internet Availability of Proxy Materials and would like to receive a copy of our proxy materials, follow the instructions contained therein to request a paper or email copy on a one-time or ongoing basis.
Householding of Proxy Materials.   We have adopted a procedure called “householding,” which has been approved by the SEC. Under this procedure, we will deliver only one copy of our Notice of Internet Availability of Proxy Materials and, for those stockholders that received a paper copy of proxy materials in the mail, one copy of our 2021 Annual Report to stockholders and this Proxy Statement to multiple stockholders who share the same address (if they appear to be members of the same family) unless we have received contrary instructions from an affected stockholder. Stockholders who participate in householding will continue to receive separate proxy cards if they received a paper copy of proxy materials in the mail. This procedure reduces our printing costs, mailing costs and fees. If your household received a single set of proxy materials, but you would prefer to receive a separate copy of this Proxy Statement or our 2021 Annual Report, you may request prompt delivery of a copy of the 2021 Annual Report or Proxy Statement by contacting the Company at (732) 590-1010 or by writing to Taryn D. Fielder, General Counsel and Secretary, Veris Residential, Inc., Harborside 3, 210 Hudson Street, Ste. 400, Jersey City, New Jersey 07311. Other beneficial owners holding shares in street name may be able to initiate householding, if their holder of record has chosen to offer such service, by following the instructions provided by the record holder.
Voting.   Stockholders of record may vote their shares of Common Stock in the following manner:
•
by telephone, by dialing the toll-free telephone number indicated on your proxy card or Notice of Internet Availability of Proxy Materials, within the United States or Canada, and following the instructions;

•
through the Internet, at www.proxyvote.com, as indicated on the proxy card or Notice of Internet Availability of Proxy Materials; or

•
if you have received a hard-copy mailing, by marking, signing and dating your enclosed proxy card and returning it the postage-paid envelope provided.

Stockholders voting by telephone or the Internet need not return the proxy card by mail.
Revocability of Proxies.   Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised in the same manner in which it was given or by taking any of the following actions:
•
by delivering to our corporate Secretary (at the address below) a written notice of revocation, bearing a date later than the date of the proxy, stating that the proxy is revoked;

•
by marking, signing and delivering a new proxy card relating to the same shares and bearing a later date than the original proxy card;

•
submitting another proxy via the Internet or by telephone (in which case your latest voting instructions will be followed); or

•
by attending the virtual Annual Meeting and voting (although attendance at the Annual Meeting, will not, by itself, revoke a proxy, unless you vote at the Annual Meeting).

Written notices of revocation and other communications with respect to the revocation of proxies should be addressed to:
Veris Residential, Inc.
Harborside 3, 210 Hudson Street, Ste. 400
Jersey City, New Jersey 07311
Attention: Taryn D. Fielder, General Counsel and Secretary
If your shares are held in “street name,” you may change your vote by submitting new voting instructions to your broker, bank or other nominee. You must contact your broker, bank or other nominee to find out how to do so. Brokers will not be permitted to exercise discretionary authority on any proposal other than the ratification of PricewaterhouseCoopers LLP as the Company’s independent auditors (Proposal No. 3) if they do not receive a properly executed voting instruction. See “Voting of Shares — Street Name Holders.”
Voting in Person at the Virtual Annual Meeting.   Submitting your proxy via the Internet or by telephone or mail will not affect your right to vote should you decide to attend and vote at the Annual Meeting.
Stockholders who wish to attend and vote at the virtual Annual Meeting will be required to present verification of ownership of our Common Stock, such as a bank or brokerage firm account statement.
Record Date; Outstanding Shares.   The close of business on Friday, April 22, 2022 has been fixed as the record date (the “Record Date”) for determining the holders of shares of Common Stock entitled to notice of, and to vote at, the Annual Meeting. Each share of Common Stock outstanding on the Record Date is entitled to one vote for each of the eight nominees for director and one vote on all other matters. There are no cumulative voting rights. As of the Record Date, there were 90,947,854 shares of Common Stock issued and outstanding.
Quorum.   The presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting will constitute a quorum for the transaction of business at the meeting. The inspectors of election will determine the number of shares of Common Stock the holders of which are present, in person or by proxy, at the Annual Meeting and report to the chair of the meeting, who will determine and announce whether a quorum is present.
Tabulation of Votes.   Stockholder votes will be tabulated by the persons appointed by the Board of Directors to act as inspectors of election for the Annual Meeting.
Voting of Shares — Record Holders.   Shares represented by a properly executed and delivered proxy will be voted at the Annual Meeting and, when instructions have been given by the stockholder, will be voted in accordance with those instructions. If a properly executed and delivered proxy card does not provide instructions, then the shares represented by that proxy will be voted “FOR” the election of each of the Board of Directors’ eight nominees for director named below, “FOR” the advisory approval of executive compensation, and “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.
Voting of Shares — Street Name Holders.   If your shares are held in the name of a bank, broker or other nominee, you will receive a voting instruction form and directions from such nominee that you must follow in order to vote your shares. Directing the voting of your shares will not affect your right to vote online during the virtual Annual Meeting if you decide to attend the meeting; however, you must first follow the instructions from your bank, broker or other nominee to vote your shares held in street name at the meeting. Under New York Stock Exchange (“NYSE”) Rules, only the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors, as set forth in Proposal No. 3, is considered a “discretionary” item. This means that brokerage firms may vote in their discretion on Proposal No. 3 on behalf of beneficial owners who have not furnished a properly executed proxy card or delivered voting instructions to their broker.

The election of directors, as set forth in Proposal No. 1, and the advisory vote to approve executive compensation, as set forth in Proposal No. 2, are considered non-discretionary items. This means that brokerage firms that have not received a properly executed voting instruction form from their clients may not vote on behalf of their clients with respect to Proposals Nos. 1 or 2 under any circumstances. These so called “broker non-votes” will be included in the calculation of the number of shares considered to be present at the Annual Meeting for purposes of determining a quorum, but will not be included in the total number of votes cast for the election of directors or the advisory vote for approval of executive compensation.
Votes Necessary for Approval of Proposals:
Proposal No. 1: Election of Directors.   A majority of the votes cast by the holders of shares of Common Stock is required for the election of a nominee as a director. Pursuant to our bylaws, a “majority of the votes cast” standard requires that the number of votes cast “for” a director nominee must exceed the number of votes cast “against” such director nominee. Abstentions, failures to vote and broker non-votes are not considered votes cast and, therefore, will have no effect on the outcome of the election of directors.
Proposal No. 2: Advisory Vote to Approve Executive Compensation.   The affirmative vote of a majority of the votes cast by the holders of shares of our Common Stock is required for the approval, on an advisory basis, of the compensation of the Company’s named executive officers. Abstentions, failures to vote and broker non-votes are not considered votes cast and, therefore, will have no effect on the outcome of this proposal.
Proposal No. 3: Ratification of the Appointment of Independent Auditors.   The affirmative vote of a majority of the votes cast by the holders of shares of our Common Stock is required for the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors. Abstentions and failures to vote are not considered votes cast and, therefore, will have no effect on the outcome of this proposal. Because brokers are entitled to vote on Proposal No. 3 without specific instructions from beneficial owners, there will be no broker non-votes on this matter.
No Appraisal Rights.   Under Maryland law, stockholders will not have appraisal or similar rights in connection with any proposal set forth in this Proxy Statement.
If you have questions or need assistance voting your shares, please contact:
Innisfree M&A Incorporated
501 Madison Avenue, 20th floor
New York, New York 10022
Stockholders may call toll free: (877) 800-5182
Banks and Brokers may call collect: (212) 750-5833
Forward-Looking Statements
Statements made in this Proxy Statement may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Exchange Act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “target,” “continue,” or comparable terminology. Such forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company is not able to predict with accuracy and some of which the Company might not even anticipate and involve factors that may cause actual results to differ materially from those projected or suggested. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading “Disclosure Regarding Forward-Looking Statements” and “Risk Factors” in the 2021 Annual Report, as may be supplemented or amended by the Company’s Quarterly Reports on Form 10-Q, which are incorporated herein by reference. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise, except as required under applicable law.

VOTING SECURITIES AND PRINCIPAL HOLDERS
Unless otherwise indicated, the following table sets forth information as of April 22, 2022 with respect to each person or group who is known by the Company, in reliance on Schedules 13D and 13G reporting beneficial ownership and filed with the SEC, to beneficially own more than 5% of the Company’s outstanding shares of Common Stock. Except as otherwise noted below, all shares of Common Stock are owned beneficially by the individual or group listed with sole voting and/or investment power.
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (%)(1)
BlackRock, Inc.(2)	15,302,379	16.8%
The Vanguard Group, Inc.(3)	12,334,987	13.6%
The Mack Group(4)	7,452,969	7.6%
Madison International Realty Holdings, LLC(5)	6,409,183	7.0%
State Street Corporation(6)	4,758,075	5.2%

(1)
This percentage was calculated based on 90,947,854 shares of Common Stock issued and outstanding as of April 22, 2022. Unless otherwise noted, the total number of shares outstanding used in calculating this percentage does not include 9,920,931 shares reserved for issuance upon redemption or conversion of outstanding units of limited partnership interest (“Units”) in Veris Residential, L.P., a Delaware limited partnership (the “Operating Partnership”) through which the Company conducts its real estate activities (including 1,304,139 LTIP Units), or 3,896,430 shares reserved for issuance upon the exercise of stock options granted or reserved for possible grant to certain employees and directors of the Company, except in all cases where such Units or stock options are owned by the reporting person or group.

(2)
Address: 55 East 52nd Street, New York, NY 10022. Share information is furnished in reliance on the Schedule 13G dated January 27, 2022 of BlackRock, Inc. (“BlackRock”) filed with the SEC, which represents holdings as of December 31, 2021. Based upon information included in the Schedule 13G and other Forms 13F filed by BlackRock, the Company believes that such shares are held for investment advisory clients of BlackRock. This number represents (i) 14,711,348 shares beneficially owned by BlackRock for which it has sole voting power and (ii) 15,302,379 shares for which it has sole dispositive power.

(3)
Address: 100 Vanguard Blvd., Malvern, PA, 19355. Share information is furnished in reliance on the Schedule 13G/A dated February 10, 2022 of The Vanguard Group, Inc. (“Vanguard”) filed with the SEC, which represents holdings as of December 31, 2021. Based upon information included in the Schedule 13G/A and other Forms 13F filed by Vanguard, the Company believes that such shares are held for investment advisory clients of Vanguard. This number represents 12,334,987 shares beneficially owned by Vanguard, which includes (i) 152,443 shares for which Vanguard has shared voting power, (ii) 12,111,925 shares for which Vanguard has sole dispositive power, and (iii) 223,062 shares for which Vanguard has shared dispositive power.

(4)
Address: c/o the Mack Real Estate Group, 60 Columbus Cir., 20th Floor, New York, NY 10023. The Mack Group (which is not a legal entity) is composed of, among others, William L. Mack, the former Chairman of the Board of Directors, David S. Mack, a former director of the Company, Fredric Mack, Earle I. Mack, a former director of the Company, and their immediate family members and related trusts. Share information is furnished in reliance on the Schedule 13G/A dated February 16, 2021 of the Mack Group filed with the SEC, which represents holdings as of December 31, 2020. This number represents 7,452,969 shares for which the Mack Group has shared dispositive and voting power, and includes 7,271,838 common Units, redeemable for shares of Common Stock on a one-for-one basis (each such unit being a “Reported Share”). Furthermore, William L. Mack, a member of the Mack Group, is a trustee of the William and Phyllis Mack Foundation, Inc., a charitable foundation that owns 100,000 Reported Shares. Earle I. Mack, a member of the Mack Group, is a trustee of the Earle I. Mack Foundation, Inc., a charitable foundation that owns 30,000 Reported Shares. Richard Mack, a member of the Mack Group, is trustee of The Mack 2010 Family Trust II, a trust that owns 330,097 Reported

Shares. David S. Mack, a member of the Mack Group, is a trustee of The David and Sondra Mack Foundation, a charitable foundation that owns 225,000 Reported Shares. Stephen Mack, a member of the Mack Group, is a trustee of The Stephen Mack and Kelly Mack Family Foundation, a charitable foundation that owns 5,000 Reported Shares. Each of William L. Mack, Earle I. Mack, Richard Mack, David S. Mack and Stephen Mack, pursuant to Rule 13d-4 under the Exchange Act, has specifically disclaimed beneficial ownership of any Reported Shares owned by such foundations.
(5)
Address: 410 Park Avenue, 10th Floor, New York, NY 10022. Share information is furnished in reliance on the Schedule 13D dated November 17, 2020 of Madison International Realty Holdings, LLC (“MIRH”), Madison International Realty Partners GP, LLC (the “Madison GP”) and Madison International Realty Partners, LP (“MIRP”). The Schedule 13D was filed pursuant to a joint filing agreement, dated November 17, 2020 by and between MIRELF VI REIT Investments, MIRELF VI REIT, MIRELF VI, Holdings VI, MIR VI, MIRELF VII REIT, MIRELF VII, Holdings VII, MIR VII, MIRP, MIRP GP, MIGAR, MIRH and Ronald M. Dickerman. This number represents 6,409,183 shares beneficially owned by each of MIRH, Madison GP and MIPR, which includes 6,409,183 shares for which each of MIRH, Madison GP and MIPR has shared voting power.

(6)
Address: State Street Financial Center, 1 Lincoln Street, Boston MA 02111. Share information is furnished in reliance on the Schedule 13G/A dated February 14, 2022 of State Street Corporation (“State Street”) filed with the SEC, which represents holdings as of December 31, 2021. This number represents 4,758,075 shares beneficially owned by State Street, which includes (i) 4,013,761 shares for which State Street has shared voting power and (ii) 4,758,075 shares for which State Street has shared dispositive power.

PROPOSAL NO. 1 ELECTION OF DIRECTORS
Board of Directors Nominees
The Board of Directors presently consists of the following eight members: Alan R. Batkin, Frederic Cumenal, Tammy K. Jones, A. Akiva Katz, Nori Gerardo Lietz, Victor B. MacFarlane, Mahbod Nia and Howard S. Stern. At the Annual Meeting, the terms of all of the current members of the Board of Directors will expire.
In March 2022, the Board of Directors, acting upon the unanimous recommendation of its Nominating and Corporate Governance Committee, nominated a full slate of eight candidates for election as directors at the Annual Meeting. The eight director nominees for election to the Board of Directors at the Annual Meeting are as follows: Alan R. Batkin, Frederic Cumenal, Tammy K. Jones, A. Akiva Katz, Nori Gerardo Lietz, Victor B. MacFarlane, Mahbod Nia and Howard S. Stern, who are all currently members of the Board of Directors. All of the foregoing director nominees, other than Mr. Nia, have been determined, by the Board of Directors, to be independent directors within the meaning of such NYSE independence standards in terms of independence from management.
The directors who are elected at the Annual Meeting will serve until the annual meeting of stockholders to be held in 2023 and until such directors’ respective successors are duly elected and qualify or until any such director’s earlier resignation or removal. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the eight nominees named below. In the event any of these nominees is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies will be voted for the remaining nominees named in this Proxy Statement and for any substitute nominee designated by the Board of Directors to fill such vacancy. It is not presently expected that any of the nominees named below will be unable or unwilling to serve as a director. If additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in their discretion. In such event, the specific nominees to be voted for will be determined by the proxy holders.
Set forth below are the names, ages, positions and Board committee memberships of our director nominees as of the date of this Proxy Statement:
Nominee	Age	Position with Company	Committee Membership
			A	CO	NCG	ESG	SR
Alan R. Batkin	77	Director	C
Frederic Cumenal	62	Director		C			M
Tammy K. Jones	56	Chair	M			M	M
A. Akiva Katz	44	Director		M	M		C
Nori Gerardo Lietz	65	Director			C	M
Victor B. MacFarlane	71	Director	M	M
Mahbod Nia	46	Director				M	M
Howard S. Stern	60	Director	M		M	C

C = Chair; M = Member
A = Audit Committee
CO = Compensation Committee
NCG = Nominating and Corporate Governance Committee
ESG = Environmental, Social and Governance Committee
SR = Strategic Review Committee

TAMMY K. JONES, Chair of the Board
Age: 56
Occupation: Co-Founder & Chief Executive Officer, Basis Investment Group
Experience.
Tammy K. Jones is currently the Chair of our Board of Directors. Ms. Jones also serves as a member of the Environmental, Social and Governance Committee, the Audit Committee and the Strategic Review Committee of the Board of Directors.
Ms. Jones is the Co-Founder & Chief Executive Officer of Basis Investment Group, a multi-strategy commercial real estate investment manager that deploys capital on behalf of some of the largest public pension plans, sovereigns and family offices in the country. She has over 25 years of commercial real estate experience investing and lending across the capital stack and all property types with a focus on multifamily and office.
Prior to joining Basis, Ms. Jones invested in and loaned on CRE assets on behalf of large pension funds and institutional investors, including CWCapital (the U.S. debt investment platform owned by Caisse de dépôt, one of the largest pension fund managers in Quebec) from 2004 to 2009, serving as head of CW’s fixed and floating rate Capital Markets Lending Division and closing approximately $6B in transactions, and GMACCM (one of the largest CRE lenders, owned by GM) between 1997 and 2004, where Ms. Jones was a Senior Vice President of GMACCM subsidiary (now Berkadia) (GMAC) and part of the leadership team responsible for creating GMAC’s Capital Markets lending division. Prior to her seven years with GMAC, she held various positions on the equity and asset management side of the business at Equitable Real Estate (the largest pension fund advisor and investment management firm at the time).
Ms. Jones is currently an Independent Director of Crown Castle International Corp. (NYSE: CCI) where she chairs the Nominating, Environmental, Social and Governance Committee and serves on the Audit Committee and the Strategy Committee. In addition, Ms. Jones formerly served as an Independent Director for Monogram Residential Trust, Inc. (NYSE: MORE), which was acquired by an affiliate of Greystar Growth, an income fund, yielding a premium of 22% over the share price. Ms. Jones is the Chair of the Real Estate Executive Council, a trade organization dedicated to creating a pipeline of diversity in commercial real estate and is also a member of the Executive Leadership Council.
Ms. Jones was selected as one of Crain’s New York Business’ Notable Black Leaders and Executives of 2021, received the 2020 Cornell Baker Industry Leader Award, received the Council of Urban Professionals (CUP) 2019 Finance Catalyst Award and was recognized as one of The Network Journal’s 25 Most Influential Black Women in Business in 2017. Ms. Jones received a B.A. in Economics from Cornell University and an MBA with a concentration in Real Estate Finance from the J. Mack Robinson College of Business at Georgia State University.
Board Service.
Veris Residential, Inc. (June 2020 – Present); Crown Castle International Corp. (November 2020 –  Present); KKR Real Estate Select Trust, Inc. (July 2020 – March 2021); Monogram Residential Trust, Inc. (2016 – 2017).
Skills & Qualifications.
Ms. Jones’ qualifications to serve as a director include her unique blend of capital markets and commercial real estate expertise, her experience as a CEO of a commercial real estate investment manager and her experience on the board of directors at public REITs.

MAHBOD NIA, Chief Executive Officer and Director
Age: 46
Occupation: Chief Executive Officer of Veris Residential, Inc.
Experience.
Mahbod Nia has served as the Chief Executive Officer of the Company since March 2021. Most recently he served as Chief Executive Officer of NorthStar Realty Europe Corp (“NRE”), a NYSE listed REIT focused on European properties from 2015 to 2019. He also served as a member of NRE’s investment committee and board of directors from 2018 to 2019. From 2017 to 2019, Mr. Nia was also a Managing Director at Colony Capital Inc. (formerly Colony NorthStar) and member of its European Steering Committee.
Mr. Nia served as Managing Director, Head of European Investments of NorthStar Asset Management Group (“NSAM”) from 2014 to 2017, where he worked to establish the company’s European investment platform, rapidly growing it to $2.6bn in assets under management across nine countries and five asset classes. This platform was spun-off in 2015 to create NRE, which was sold to AXA Investment Managers — Real Assets in September of 2019, realizing a 16% IRR for stockholders since its inception.
Prior to joining NSAM in 2014, he acted for PanCap Investment Partners, a European real estate investment and advisory firm. From 2007 to 2009, Mr. Nia was a Senior Executive Director at Goldman Sachs. Prior to 2007, he served in various positions at Citigroup Inc. (formerly Salomon Brothers). Mr. Nia has served on our Board of Directors since June 2020 and is a member of the Strategic Review Committee and the Environmental, Social and Governance Committee.
He received a First Class Honours degree in Economics for Business from the University of Westminster (London, UK) and a Master’s degree in Economics and Finance from the University of Warwick (Warwick, UK).
Board Service.
Veris Residential, Inc. (June 2020 – Present); NorthStar Realty Europe Corp (2018 – 2019).
Skills & Qualifications.
Mr. Nia’s qualifications to serve as a director and as Chief Executive Officer include his years of experience spanning real estate investment, debt and advisory, his intimate knowledge of the real estate investment management sector, his time as CEO of a publicly traded REIT, and his experience in successfully selling a publicly traded REIT.
ALAN R. BATKIN, Director
Age: 77
Occupation: Retired
Experience.
Alan R. Batkin served as the Chief Executive Officer and Chairman of the Board of Directors of Converse Associates, Inc., a strategic advisory firm, from 2013 until 2021. From 2007 until 2012, Mr. Batkin served as Vice Chairman of Eton Park Capital Management, L.P., a global multi-disciplinary investment firm. Previously, from 1990 until 2006, Mr. Batkin served as Vice Chairman of Kissinger Associates, Inc., a geopolitical consulting firm that advises multi-national companies.
Mr. Batkin has extensive public company board experience, as he served as Chairman of the Board of Directors of Pattern Energy Group Inc. from 2013 to 2020, a Board member of Omnicom Group Inc. from 2008 to 2020, and Lead Director of Cantel Medical Corp. from 2004 to 2021. Mr. Batkin previously served on the Board of Directors of Hasbro, Inc., from 1992 until 2017. He has also served on our Board of Directors since June 2019 and is the Chair of the Audit Committee.
Mr. Batkin received a B.S. from the University of Rochester and an M.B.A. from New York University Graduate School of Business.
Board Service.
Veris Residential, Inc. (2019 – Present); Cantel Medical Corp. (2004 – 2021); Pattern Energy Group Inc. (2013 – 2020); Omnicom Group Inc. (2008 – 2020); Hasbro, Inc. (1992 – 2017).
Skills & Qualifications.
Mr. Batkin’s qualifications to serve as a director include his extensive leadership experience, broad business knowledge, and proven track record of success over nearly thirty years of serving on various boards of directors.
FREDERIC CUMENAL, Director
Age: 62
Occupation: Independent Director at Blue Nile, Inc. and Lugano Diamonds
Experience.
Frederic Cumenal has served on the Board of Directors of Blue Nile, Inc., an online jewelry retailer, since 2017 and Lugano Diamonds, a diamond and jewelry company, since 2021. Previously, Mr. Cumenal served as the Chief Executive Officer of Tiffany & Co. from 2015 to 2017, as President from 2013 to 2015, and as Executive President with responsibility for sales and global distribution from 2011 to 2013. Prior to his service at Tiffany, Mr. Cumenal served for fifteen years in senior leadership positions in LVMH Group’s wine and spirits businesses, including as President and Chief Executive Officer of Moët & Chandon, S.A. Previously, Mr. Cumenal served as Chief Executive Officer of Domaine Chandon and was Managing Director of Moët Hennessy Europe. Mr. Cumenal also served as Executive Vice President of Marketing, Strategy and Development at Ferruzi Group and was a Brand Manager at Procter & Gamble, France S.A.S.
Mr. Cumenal has significant public company board experience, having previously served on the Board of Directors of Constellation Brands, Inc. from 2016 to 2017. Mr. Cumenal also served on the Board of Directors of Tiffany & Co. from 2013 until 2017. Mr. Cumenal has served on our Board of Directors since June 2019, is the Chair of the Compensation Committee and a member of the Strategic Review Committee.
Mr. Cumenal is a graduate of Institut d’Études Politiques and holds an M.B.A. from Ecole Superieure des Sciences Economiques et Commerciales.
Board Service.
Veris Residential, Inc. (2019 – Present); Constellation Brands, Inc. (2016 – 2017); Blue Nile, Inc. (2017 – present); Lugano Diamonds (2021 – Present); Tiffany & Co. (2013 – 2017).
Skills & Qualifications.
Mr. Cumenal’s qualifications to serve as a director include his deep knowledge of international business and brand management along with his operational knowledge and leadership experience stemming from running major companies and his public company board experience.

A. AKIVA KATZ, Director
Age: 44
Occupation: Co-Founder and Managing Partner, Bow Street LLC (“Bow Street”)
Experience.
A. Akiva Katz is Co-Founder and a Managing Partner at Bow Street. He also serves as a manager of TransAtlantis Funding LLC. Prior to founding Bow Street, Mr. Katz served as a Managing Director at Brahman Capital Corp. from 2007 to 2011. Mr. Katz has served on our Board of Directors since June 2020, and serves as Chair of the Strategic Review Committee and is a member of each of the Nominating and Corporate Governance Committee and the Compensation Committee.
Mr. Katz received a B.A. in Philosophy and Economics from York University, and an M.B.A. from Harvard Business School.
Board Service.
Veris Residential, Inc. (June 2020 – Present).
Skills & Qualifications.
Mr. Katz’s qualifications to serve as a director include his extensive knowledge of financial markets, experience investing in real estate and his broad investing experience derived from serving at major investment firms.
NORI GERARDO LIETZ, Director
Age: 65
Occupation: Senior Lecturer of Business Administration, Harvard Business School
Experience.
Nori Gerardo Lietz is a Senior Lecturer of Business Administration in the Finance and Entrepreneurial Management Units at Harvard Business School where she currently teaches Real Estate Private Equity and Venture Capital Private Equity.
Ms. Gerardo Lietz is the President of Areté Capital, a real estate advisory firm she founded in 2010. From 2007 to 2011, Ms. Gerardo Lietz was a Partner and Chief Strategist for Private Real Estate and a member of the Global Investment Committee at Partners Group Holding AG. Ms. Gerardo Lietz co-founded Pension Consulting Alliance, Inc. in 1988 and served as a Managing Director while developing its real estate investment management and advisory activities until 2007. In 1985, Ms. Gerardo Lietz co-founded Public Storage Institutional, Inc., an institutional money management firm deploying pension capital to acquire real estate assets, where she served as Senior Vice President until 1988. Ms. Gerardo Lietz practiced law in the corporate department of Paul Hastings LLP from 1982 to 1985.
Ms. Gerardo Lietz has served on our Board of Directors since June 2019 and serves as the Chair of the Nominating and Corporate Governance Committee and a member of the Environmental, Social and Governance Committee. Ms. Gerardo Lietz is a former member of the Pension Real Estate Association Board of Directors and the Real Estate Research Institute Board of Directors. Ms. Gerardo Lietz also serves on the Board of USA Water Polo, Inc., the national governing body of the sport of water polo.
Ms. Gerardo Lietz received an A.B. with honors from Stanford University in 1979 and a J.D. from the UCLA School of Law in 1982, where she was Chief Comment Editor of the UCLA Law Review.
Board Service.
Veris Residential, Inc. (2019 – Present).

Skills & Qualifications.
Ms. Gerardo Lietz’s qualifications to serve as a director include her three decades of experience operating real estate practices with institutional investors and her intimate knowledge of the real estate investment management sector.
HOWARD S. STERN, Director
Age: 60
Occupation: Founder and Principal, Stern & Associates, LLC
Experience.
Howard S. Stern is the Founder and Principal of Stern & Associates, LLC, a full-service real estate advisory and consulting firm, which he founded in 2014. In addition to his real estate advisory practice, Mr. Stern is Principal and Co-Founder of DSHS Student Housing Investment Group, a real estate vehicle that focuses only on student housing. From 2010 to January 2014, Mr. Stern served as President and Director of Hudson Pacific Properties Inc. (“Hudson Pacific”), a California-based office REIT. In 2006, Mr. Stern co-founded Hudson Capital, the predecessor company of Hudson Pacific, and in 2010, Hudson Capital went public and upon going public was renamed and formed Hudson Pacific. From 2000 to 2006, Mr. Stern served as Chief Investment Officer of Arden Realty, Inc. (“Arden Realty”), a twenty million square foot Southern California REIT that was sold to GE Capital in 2006. In this role, Mr. Stern was responsible for all facets of Arden Realty’s acquisition, disposition and structured finance activities. From 1996 to 1999, Mr. Stern served as Vice President of the Archon Group, a subsidiary of Goldman, Sachs & Co., where he was responsible for leading all western region mezzanine financing and real estate asset management activities. From 1991 to 1995, he served as Vice President and Manager of First Federal Republic Bank and from 1987 to 1991, he served as Senior Asset Manager and Asset Manager for Unity Savings and Gibraltar Savings. Mr. Stern has served on our Board of Directors since June 2020, is Chair of the Environmental, Social and Governance Committee and is a member of each of the Audit Committee and the Nominating and Corporate Governance Committee.
Mr. Stern holds a B.A. in Political Economy from the University of California, Berkeley and an M.B.A. from the University of Southern California.
Board Service.
Veris Residential, Inc. (June 2020 – Present); Hudson Pacific Properties Inc. (2010 – 2014).
Skills & Qualifications.
Mr. Stern’s qualifications to serve as a director include his experience in the real estate advisory business, his extensive knowledge of the commercial aspects of the REIT sector and his entrepreneurial experience with the real estate industry.
VICTOR B. MACFARLANE, Director
Age: 71
Occupation: Chairman and Chief Executive Officer of MacFarlane Partners
Experience.
Victor B. MacFarlane is Chairman and Chief Executive Officer of MacFarlane Partners, a real estate investment management and development firm he founded in 1987 that acquires, develops and manages properties on behalf of institutional investors and its own account. He has primary responsibility for the firm’s investment management and development activities, chairs its investment committee and serves on its senior management committee.

Mr. MacFarlane has more than 40 years of real estate experience, during which he has worked extensively in property development, acquisitions, asset management and portfolio management on behalf of some of the world’s largest pension plans and institutions. Under his leadership, MacFarlane Partners pioneered the urban investment concept among institutional real estate managers in the 1990s and today is an industry leader in urban/smart-growth development. Through its urban real estate program, the firm has invested in $13 billion in properties totaling eight million square feet of commercial space and 15,000 multifamily housing units in major markets nationwide.
Mr. MacFarlane began his real estate career in 1979 with Aetna Life & Casualty Company, where he helped acquire and manage more than $1 billion in real estate assets. He later developed and managed, for his own account, an award-winning apartment community in Denver.
In 1996, Mr. MacFarlane sold the $2 billion core separate-account investment management business of MacFarlane Partners to GE Capital and then served for three years as Chief Executive Officer of GE Capital Investment Advisors. During that period, he also spearheaded initiatives in Asia, Mexico and Eastern Europe for GE Capital Real Estate, an affiliate with $20 billion in real estate assets worldwide.
At the end of his contractual commitment in 1999, Mr. MacFarlane resigned from GE Capital and began rebuilding MacFarlane Partners as an entrepreneurial investment management firm focusing on urban properties and other high-yielding investments that, at its peak, would manage $20 billion in real estate assets. The firm in recent years has refocused itself as a real estate operating and development company that invests in properties promoting smart growth, urban revitalization and sustainability, while maintaining its urban investment management business.
Mr. MacFarlane is a past recipient of a Distinguished Business Leadership Award from the USC School of Architecture; a Lifetime Achievement Award and the 2008 Executive of the Year Award from the Greater Los Angeles African American Chamber of Commerce; the National Inner City Economic Leadership Award from the Initiative for a Competitive Inner City; the Trailblazer Achievement Award from the Global Diversity Summit, and a Distinguished Alumni Award from the Joseph M. Katz Graduate School of Business at the University of Pittsburgh. He also holds an honorary doctor of law degree from the University of the District of Columbia.
Mr. MacFarlane serves on the boards of directors of Site Centers Corp. and Overland Tandberg and is an emeritus board member of the Real Estate Executive Council; the advisory board of the Robert Toigo Foundation; and the board of advisors for the UCLA School of Law. He also is a member and former director of the Pension Real Estate Association; a member and former trustee of the Urban Land Institute; and a member of the Association of Foreign Investors in Real Estate, the International Council of Shopping Centers, and the World Presidents Organization.
Mr. MacFarlane received a B.A. in University Studies from the University of New Mexico, a J.D. from the UCLA School of Law and an M.B.A. from the University of Pittsburgh.
Board Service.
Veris Residential, Inc. (June 2021 – Present); Site Centers Corp. (2002 – Present).
Skills & Qualifications.
Mr. MacFarlane brings to our Board of Directors three decades of experience as a chief executive officer of a real estate investment and advisory firm and over 40 years of experience in the areas of real estate investment, corporate finance, portfolio management and risk management. His extensive managerial experience as well as his knowledge of the real estate and private capital industries provides our Board of Directors with an expansive view on issues impacting the Company and our corporate strategy.
Vote Required and Board of Directors’ Recommendation
According to the Company’s bylaws, each director nominee in an uncontested election of directors must be elected by a majority of the votes cast (in other words, the number of votes cast “FOR” the nominee must exceed the number of votes cast “AGAINST” that nominee). Abstentions, failures to vote and broker non-votes are not considered votes cast and will have no effect on the outcome of the director elections. Under the Company’s bylaws and Corporate Governance Principles, if a director does not receive the requisite majority vote in an uncontested election, he or she will be required to promptly tender his or her resignation for consideration by the Nominating and Corporate Governance Committee of the Board of Directors. See “Policies Relating to the Election of Directors” below.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE.

DIRECTORS AND EXECUTIVE OFFICERS
Beneficial Ownership
Set forth below is certain information as of April 22, 2022, including information with respect to the beneficial ownership of the Common Stock, for (i) the members of the Board of Directors, (ii) the executive officers of the Company, (iii) the named executive officers for 2021, and (iv) the directors, executive officers and named executive officers of the Company as a group:
Name and Position	Age	First Elected	Term Expires	Number of Shares(1)(2)	Percent of Shares Outstanding (%)(3)	Shares Outstanding (calculated on a fully diluted basis) (%)(4)
Tammy K. Jones, Chair of the Board	56	2020	2022	11,533	*	*
Mahbod Nia, Chief Executive Officer and Director	46	2020	2022	1,143,574(5)	1.25	1.10
MaryAnne Gilmartin, Former Chair of the Board and Interim Chief Executive Officer	58	2019	2021	340,155(6)	*	*
Marshall B. Tycher, Former Chairman of Roseland	67	―	―	492,764(7)	*	*
Amanda Lombard, Chief Financial Officer	38	―	―	35,239(8)	*	*
David Smetana, Former Chief Financial Officer	50	―	―	101,051(9)	*	*
Giovanni (John) DeBari, Former Chief Accounting Officer	50	―	―	38,111(10)	*	*
Anna Malhari, Chief Operating Officer	37	―	―	61,068(11)	*	*
Gary T. Wagner, Former General Counsel	62	―	―	219,770(12)	*	*
Ricardo Cardoso, Former Executive Vice President and Chief Investment Officer	49	―	―	473,713(13)	*	*
Taryn D. Fielder, General Counsel	44	―	―	24,495	*	*
Jeffrey S. Turkanis, Executive Vice President and Chief Investment Officer	40	―	―	26,026	*	*
Alan R. Batkin, Director	77	2019	2022	17,802	*	*
Frederic Cumenal, Director	62	2019	2022	15,802	*	*
A. Akiva Katz, Director	44	2020	2022	4,219,769(14)	4.64%	4.06%
Nori Gerardo Lietz, Director	65	2019	2022	15,802	*	*
Howard S. Stern, Director	60	2020	2022	11,533	*	*
Victor B. MacFarlane, Director	71	2021	2022	5,647	*	*
All directors, executive officers and nominees as a group (18 individuals)				7,253,854(15)	7.8%	7.0%

*
Beneficial Ownership of less than 1.0% is omitted.

(1)
The limited partners of the Operating Partnership share with the Company, as general partner, in the net income or loss and any distributions of the Operating Partnership. Pursuant to the partnership agreement of the Operating Partnership, common units of limited partnership interest in the Operating Partnership (the “Common Units”) are redeemable into shares of Common Stock on a one-for-one basis. Outstanding Class B 2016 LTIP Units, Class D 2017 LTIP Units, Class E 2018 LTIP Units, Class F 2018 LTIP Units, Class H 2019 LTIP Units, Class I 2020 LTIP Units and Class J 2021-2022 LTIP Units (collectively, “LTIP Units”) of the Operating Partnership are convertible into Common Units on a one-for-one basis upon vesting.

(2)
Except as otherwise noted below, all shares of Common Stock, Common Units, LTIP Units (as converted into Common Units), vested options, Phantom Stock Units and all restricted Common Stock are owned beneficially by the individual listed with sole voting and/or investment power.

(3)
Assumes redemption or conversion of only the Units in the Operating Partnership beneficially owned by such owner into shares of Common Stock and the exercise of vested options and all restricted Common Stock held only by such owner.

(4)
Assumes redemption or conversion of all outstanding Units in the Operating Partnership into shares of Common Stock and the exercise of all vested options and all restricted Common Stock.

(5)
Includes 349,689 unvested shares of performance vesting restricted stock units, 235,666 unvested shares of shares of outperformance vesting restricted stock units and 316,667 vested stock options.

(6)
Includes 330,000 fully vested stock options not subject to stockholder approval. (See “Compensation Discussion and Analysis.”)

(7)
Includes 239,558 unvested LTIP Units and 53,546 unvested shares of performance vesting restricted stock units.

(8)
Includes 9,143 unvested shares of performance vesting restricted stock and 8,455 shares of outperformance vesting restricted stock units.

(9)
Includes 46,036 unvested LTIP Units, 12,559 unvested shares of performance vesting restricted stock and 6,777 shares of outperformance vesting restricted stock units.

(10)
Includes 23,907 unvested LTIP Units, 4,086 unvested shares of performance vesting restricted stock and 2,205 shares of outperformance vesting restricted stock units.

(11)
Includes 20,074 unvested shares of performance vesting restricted stock and 20,497 shares of outperformance vesting restricted stock units.

(12)
Includes 68,306 unvested LTIP Units, 43,711 unvested shares of performance vesting restricted stock and 29,458 shares of outperformance vesting restricted stock units.

(13)
Includes 68,306 unvested LTIP Units.

(14)
4,219,769 shares of Common Stock may be deemed to be beneficially owned by Mr. Katz by virtue of being a Managing Partner of Bow Street and holding shares of Common Stock in personal accounts.

(15)
Includes all restricted Common Stock held by all eighteen current and former executive officers and directors, together with 1,022,877 shares of Common Stock that may be issued upon the redemption of all of the current and former executive officers’ and directors’ limited partnership interests in the Operating Partnership, including Common Units and LTIP Units. Also includes vested options to purchase 646,667 shares of Common Stock held by current and former executive officers.

Biographical Information Concerning Directors
Biographical information concerning our directors is set forth above under the caption “Proposal No. 1 — Election of Directors.”
Biographical Information Concerning Executive Officers
Biographical information concerning our executive officers is set forth below.
Amanda Lombard was appointed Chief Financial officer on April 1, 2022 and is the Company’s principal financial officer and principal accounting officer. Ms. Lombard previously served as the Company’s Chief Accounting Officer beginning in January 2022. Ms. Lombard previously served, beginning in December 2020, as Executive Vice President and Chief Financial Officer at Seritage Growth Properties, a publicly-traded, self-administered and self-managed real estate investment trust that is principally engaged in the ownership, development, redevelopment, management and leasing of diversified and mixed-use properties throughout the United States. Prior to that, beginning in November 2018, Ms. Lombard served as Seritage’s Chief Accounting Officer. Before joining Seritage, Ms. Lombard served for over eight years at Gramercy Property Trust which, before its acquisition in October 2018 by affiliates of Blackstone Real Estate Partners VIII, was a publicly traded real estate investment trust that specialized in acquiring and managing income-producing industrial real estate leased in growing population centers across the United States. Ms. Lombard served as Gramercy’s Chief Accounting Officer from April to October 2018, its SVP-Corporate Controller from December 2015 to April 2018 and its Assistant Controller from July 2010 to December 2015. Prior to that, Ms. Lombard held positions with King Street Capital Management and PricewaterhouseCoopers. Ms. Lombard received a Master in Accounting from the University of Michigan’s Stephen M. Ross School of Business in 2006 and a Bachelor of Arts from the University of Michigan in 2005. Ms. Lombard is a Certified Public Accountant.
Anna Malhari was appointed Chief Operating Officer of the Company on June 9, 2021. Ms. Malhari previously served as the Company’s Senior Vice President and Chief Administrative Officer beginning in March 2021. Prior to joining the Company, she served as an Associate Vice President and Vice President of Colony Capital, Inc. from 2017 to 2019, where she was responsible for NorthStar Realty Europe Corp’s capital markets activity and was closely involved in the company’s investment and management activities. Prior to joining Colony Capital, Ms. Malhari held various investment positions at Northstar Asset Management Group from 2014 to 2017 and Peakside Capital from 2011 to 2014. Ms. Malhari is AIEMA Associate member and holds a CEMS Double Degree Master in International Management from the Business University in Prague and the University of Cologne.
Taryn D. Fielder has served as General Counsel and Secretary since April 2022 and previously served as General Counsel at WashREIT. Ms. Fielder has significant experience providing legal counsel for capital market transactions, securities, corporate governance, and regulatory compliance related matters. Prior to WashREIT, she served as President and General Counsel for ASB Real Estate Investments and was Assistant General Counsel for publicly-traded REIT DiamondRock Hospitality Company. Earlier in her career, she worked in Hogan & Hartson’s (now Hogan Lovells) Real Estate Group, and practiced corporate and real estate law with Simpson, Thacher and Bartlett LLP. Ms. Fielder earned a BA summa cum laude in International Relations, Political Science, French and Theater from Eckerd College and a JD from Harvard Law School. As General Counsel, Ms. Fielder manages the Company’s legal affairs, including corporate governance, supervising outside legal counsel, overseeing risk management, ensuring environmental and legal compliance and the preparation of required disclosure documents.
Jeffrey S. Turkanis has served as Executive Vice President and Chief Investment Officer since April 2022 and previously served as the Head of U.S. Residential at Oxford Properties Group. Prior to his more than decade-long tenure at Oxford Properties Group, Mr. Turkanis held roles at Putnam Investments and Fortress Investment Group. As Chief Investment Officer, he is responsible for overseeing the sale of non-strategic assets, identifying potential value enhancement opportunities within the Company’s existing portfolio, and sourcing potential new investment opportunities. He earned a BBA from Washington University in St. Louis and an MBA, Real Estate from Columbia Business School.
Certain Relationships and Related Transactions
Bow Street Reimbursement.   In September 2020, the Board of Directors approved a discretionary reimbursement of approximately $6.1 million in fees and expenses incurred by Bow Street in connection with its proxy solicitations in 2019 and 2020 that resulted in the election of Bow Street’s nominees as directors of the Company at its 2019 and 2020 annual meetings of stockholders. The Board of Directors determined that the reimbursement was appropriate in light of the benefit to the Company and its stockholders of the refreshment of the Board of Directors that resulted from the proxy contests. The Company reimbursed this amount to Bow Street in three substantially equal payments in November 2020, January 2021 and April 2021. Bow Street is an affiliate of A. Akiva Katz, a director of the Company, who is a co-founder and managing partner of Bow Street.
MAG Partners Agreement.   As described in further detail below under “Compensation Discussion and Analysis” and “Interim Chief Executive Officer Compensation Arrangements” (which descriptions are incorporated herein by reference), in connection with Ms. Gilmartin’s appointment as the interim Chief Executive Officer of the Company in July 2020, the Company entered into certain agreements with MAG Partners 2.0 LLC (“MAG Partners”), an entity wholly owned by Ms. Gilmartin, pursuant to which, upon the terms and subject to the conditions contained therein, MAG Partners agreed to make Ms. Gilmartin’s services available to the Company to serve as its interim Chief Executive Officer. Ms. Gilmartin’s appointment as our interim Chief Executive Officer ended upon the appointment of Mahbod Nia as our permanent Chief Executive Officer effective March 8, 2021. In 2021, MAG Partners received approximately

$1,245,480 pursuant MAG Partners’ agreement with the Company. The Company filed its agreements with MAG Partners as exhibits to Current Reports on Form 8-K filed with the SEC on July 27, 2020 and January 22, 2021, respectively. The descriptions contained herein of such agreements are qualified in their entirety by the full text of such agreements.
Tax Protection Agreements.   Certain Company properties acquired by contribution from unrelated common unitholders of the Operating Partnership, were subject to restrictions on disposition, except in a manner which did not result in recognition of built-in-gain allocable to such unitholders or which reimbursed the unitholders for the tax consequences thereof (collectively, the “Property Lock-Ups”). While these Property Lock-Ups have expired, the Company is generally required to use commercially reasonable efforts to prevent any disposition of the subject properties from resulting in the recognition of built-in gain to these unitholders, which include members of the Mack Group (which includes William L. Mack, a former director and David S. Mack, a former director). As of December 31, 2021, taking into account tax-free exchanges on the originally contributed properties, either wholly or partially, over time, five of the Company’s properties, as well as certain land and development projects, with an aggregate carrying value of approximately $1.0 billion, are subject to these conditions.
Acquisitions and Other Transactions.   Certain directors, former directors and executive officers of the Company (or members of their immediate families or related trusts) and persons who hold more than 5% of the outstanding shares of Common Stock (or Units in the Operating Partnership) had direct or indirect interests in certain transactions involving the Company, the Operating Partnership or their affiliates in the last fiscal year, as follows:
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The adult children of Marshall B. Tycher, the former Chairman of Roseland Residential Trust (a subsidiary of the Company currently known as Veris Residential Trust), own minority equity interests in Energy Technology Services, Inc., a vendor to the Company. Additionally, Mr. Tycher’s son-in-law is an employee of the vendor. The Company recognized $84,000 in expense for this vendor during the year ended December 31, 2021 and had no accounts payable to this vendor as of December 31, 2021.

Policies and Procedures.   The Company has a written policy with respect to the review, approval and ratification of related person transactions. This policy applies to any transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness), or any series of similar transactions, arrangements or relationships, in which (i) the Company is a participant and (ii) any “related person” (defined as an employee, director, director nominee, an executive officer or someone who owns more than 5% of any class of the Company’s voting securities, or an immediate family member of any of the foregoing persons, with certain exceptions) has or will have a direct or indirect interest. Under the policy, the Company’s General Counsel will determine whether a transaction meets the definition of a related person transaction that will require review by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will review all related person transactions referred to them and, based on the relevant facts and circumstances, will decide whether or not to approve such transactions. Only those transactions that are in, or are not inconsistent with, the best interests of the Company and its stockholders will be approved. If the Company becomes aware of an existing related person transaction that was not approved under this policy, the matter will be referred to the Nominating and Corporate Governance Committee and it will evaluate all options available, including ratification, amendment or termination of the transaction.
The Company has determined that, under the policy, the following types of transactions will be deemed to be pre-approved: (i) employment of an executive officer if the related compensation is required to be reported in the Company’s proxy statement; (ii) employment of an executive officer if he or she is not an immediate family member of another executive officer or director of the Company, the related compensation would have been reported in the Company’s proxy statement if he or she was a “named executive officer” and the Company’s Compensation Committee (the “Compensation Committee”) approved (or recommended that the Board of Directors approve) such compensation; (iii) compensation paid to a director if the compensation is required to be reported in the Company’s proxy statement; (iv) any transaction where the related person’s interest arises solely from the ownership of the Common Stock and all holders of the Common Stock received the same benefit on a pro rata basis; (v) any transaction in which the rates or charges incurred are subject to governmental regulation; and (vi) any transaction involving bank depositary of funds, transfer agent, registrar, trustee under a trust indenture or similar services.
Under the policy, the General Counsel’s determination of whether a transaction meets the definition of a related person transaction is based upon her assessment of the transaction under Item 404 of Regulation S-K without regard to the amounts involved. The Company’s policy provides that any related person transaction referred to the Nominating and Corporate Governance Committee for consideration is evaluated based on all of the relevant facts and circumstances available, including (if applicable) but not limited to: (i) the benefits to the Company; (ii) the impact on a director’s independence in the event the related person is a director, an immediate family member of a director or an entity in which a director is a partner, stockholder or executive officer; (iii) the availability of other sources for comparable products or services; (iv) the terms of the transaction; and (v) the terms available to unrelated third parties or to employees generally.
The policy prohibits a director from participating in any review, consideration or approval of any related person transaction with respect to which the director or any of his or her immediate family members is the related person. The policy also provides that the only transactions that may be approved are those transactions that are in, or are not inconsistent with, the best interests of the Company and its stockholders.
Independence of the Board of Directors
The Board of Directors has adopted the NYSE’s standards for determining the independence of its members and believes that it interprets these requirements conservatively. In applying these standards, the Board of Directors considers commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others, in assessing the independence of directors, and must disclose any basis for determining that a relationship is not material. The Board of Directors has determined that seven of its current eight members are independent directors within the meaning of such NYSE independence standards in terms of independence from management (namely, Messrs. Batkin, Cumenal, Katz, MacFarlane and Stern and Mses. Jones and Gerardo Lietz). In making this determination, the Board of Directors did not exclude from consideration as immaterial any relationship potentially compromising the independence of any of the above directors or director nominees.
Involvement in Certain Legal Proceedings
To the best of our knowledge during the past ten years, no director or officer of the Company has been involved in any of the following: (i) any bankruptcy petition filed by or against such person individually, or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (ii) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (iii) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and (iv) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.
Adverse Proceedings
There exists no material proceeding to which any director or officer is a party adverse to the Company or has a material interest adverse to the Company.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our executive officers and directors (and persons who own more than 10% of our equity securities) to file reports of ownership and changes in ownership with the SEC. Based solely on our review of forms filed electronically with the SEC and written representations from our executive officers and directors, the Company has determined that no executive officer or director known to it was delinquent with respect to their reporting obligations during 2021 or prior years, other than as previously disclosed, except Mr. Nia was one business day late in filing a Form 4 on March 15, 2021 to report the acquisition of stock options that were granted to him by the Company on March 10, 2021.
Environmental, Social and Governance (“ESG”) Achievements and Initiatives
The Company is dedicated to responsible environmental, social and community stewardship as an essential part of our mission to build a successful business and to shape the communities we serve. In 2021, the Company continued its commitment to enhance its public disclosure with respect to ESG matters. The Company is a signatory to the Ten Principles of the United Nations Global Compact and was the first U.S. real estate company to join the Climate Group’s EV 100 initiative. The Company is also a corporate member of the U.S. Green Building Council® and has a history of developing properties certified under the USGBC’s Leadership in Energy and Environmental Design™ (LEED®) rating system. In 2021, 25% (by number of units) of the Company’s wholly owned multifamily portfolio was LEED® certified and Harborside 1, its 399,600 square foot office property in Jersey City, is expected to achieve LEED® Gold certification.
We are focused on ensuring that our tenants, residents and staff live and work in healthy environments and prioritize workplace and on-site safety as part of our commitment to operational excellence. To that effect, our 14 wholly owned properties have received WELL Health and Safety certification in 2021. We memorialized our stewardship and commitment to our ESG strategies and commitments in our 2020 CSR Report, which has been posted on our website at https://investors.verisresidential.com/corporate-governance/corporate-responsibility-report/default.aspx and will be updated for 2021 during the second quarter of this year. The report outlines our proactive approach for addressing sustainable development, natural resource conservation, and cultural diversity and inclusion. To learn more about how we track and measure our success in this area, please visit our website at https://verisresidential.com/.
Environmental
We continue to pursue a wide range of sustainability initiatives, aimed at reducing the carbon footprint of our portfolio while creating a diverse and safe offering for our tenants and residents. The Board of Directors believes that continued growth of stockholder value in a socially responsible manner is consistent with the Company’s overall strategy to continue to enhance the Company’s reputation as a property manager of choice and promotes an environmental strategy that supports “green” building initiatives.
In January 2020, the state of New Jersey published an Energy Master Plan (EMP) targeting an 80% reduction of greenhouse gas emissions and a 100% renewable energy target by 2050. The Company has acknowledged these targets and is committed to implementing environmentally sustainable best practices within its operations.
We have undertaken several green initiatives that not only conserve energy and reduce waste, but also offer our tenants cost-effective incentives to promote sustainability efforts throughout our portfolio, including the following:
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Energy and Energy Procurement.   As part of our energy policy, the Company purchased Green-e RECs covering 100% of the electricity consumption for common areas of our wholly owned multifamily properties. We consider Green-e RECs a tool to reduce our carbon impact while supporting the advancement of renewable energy generation. Green-e RECs were also purchased for energy consumption in our corporate office. Our goal is ahead of New Jersey’s renewable portfolio standards, requiring 35% of the energy sold in the state come from renewable energy sources by 2025 and 50% by 2030.

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Green House Gas Emissions.   The Company acknowledges its responsibility and is committed to do our part in reducing energy consumption and emissions. Earlier this year, we committed to set an ambitious science-based target through the Science Basted Target initiative (SBTi), which defines and promotes best practices in science-based target setting and independently assesses and approves companies’ targets should they satisfy its strict criteria. We are committed to reducing our Scope 1 and Scope 2 emissions by 50% prior to 2030.

The Company’s main levers to achieve its Scope 1 and 2 objectives for 2030 are the following:
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Continue to reduce energy consumption across the portfolio:   The measures taken and the main results are described below.

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Use less carbon-intensive energy for the operation of the centers as discussed above.

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Consider impact of the Company’s vehicles and alternative solutions.

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Initiatives to Save Energy and Limit Carbon Footprint.   The Company continuously monitors energy performance to identify potential energy efficiency opportunities, evaluating the economics and utilizing New Jersey’s incentive programs when pursuing investments into low carbon alternatives and other energy efficiency projects.

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Water.   The Company seeks to implement water management and recycling programs when possible, including installing low flow fixtures and low irrigation landscaping systems.

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Waste Management and Recycling.   We aim to reduce the amount of waste created and sent to landfill, while increasing the proportion being recycled. To this end, the Company requires all hazardous waste, including electronics and mercury-containing products, to be disposed of or recycled in line with the applicable environmental laws. No significant spills of oil, fuel, waste or chemicals were reported in 2021.

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Corporate Waste Management and Recycling Program.   Recycling facilities are located throughout our offices helping to reduce the amount of waste diverted to landfill. All Company departments are encouraged to opt for paperless options whenever available. The Company is also utilizing its electronic systems to significantly reduce monthly and annual mailings.

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Property Waste Management.   The Company provides its tenants and residents with facilities to recycle and manage both non-hazardous and hazardous waste. The Company runs a variety of programs to assist with waste reduction throughout its portfolio, periodically collecting electronic equipment and other waste materials and organizing collections as part of the Roseland Gives Back Program.

Social
The Company strives to be a workplace that actively attracts, inspires and engages a talented and diverse workforce enabling them to flourish and feel welcome. We foster an inclusive work environment based on respect, empowerment and collaboration that aims to reflect the backgrounds of the customers and communities we serve.
Diversity, Equity & Inclusion
We have carefully built a workplace where diversity thrives, spanning race, gender, ethnicity, age, sexual orientation, physical ability and experience. The Company, as a diverse equal opportunities workplace and a signatory to the UN Women Empowerment Principles, promotes diversity at all levels including senior management and the Board of Directors. We are focused on enhancing diversity at all levels of the company and have stated our initial target to achieve gender equality at management level and above by 2025, compared to 39% in 2021.
As of December 31, 2021, 40% of employees were female and 50% of employees were persons of color or other minority groups. Currently, four of the eight members (or 50%) of our Board of Directors are female and/or racially diverse and three of our five C-Suite members (or 60%) are female. In addition, the Company has a robust diversity and inclusion initiative with the overall goal of creating opportunities for all people in the commercial real estate industry in the local communities in which it operates and within its own workforce.
Veris Residential Women’s Leadership Network.   As part of our focus on increasing women representation in senior management, we established the Veris Residential Women’s Leadership Network in January 2021. Its mission is to facilitate stronger interactions and organize activities that provide female employees with opportunities to share, learn, develop relationships, and gain new mentors. Network activities include a speaker series, a newsletter, networking events and service opportunities.

Employee Engagement.   The Company commenced gathering feedback through Engagement Surveys in 2021 including an independent survey resulting in the Company being “Great Place to Work” certified for the year. The Company also issues a quarterly newsletter to update employees on real estate projects, employee promotions and new hires, special personnel recognition, and corporate initiatives and gives all employees an opportunity to speak with senior management during town halls and other regular meetings.
Employee Wellbeing and Benefits.   We seek to foster a workplace where our employees are treated fairly and are highly motivated to succeed by offering the following enrichment opportunities and benefits to our employees:
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A 401(k) plan with annual discretionary Company employee match or profit sharing contributions;

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Tuition reimbursement for education costs for employees who have been with the Company for at least one year;

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Vacation, holidays, sick leave, personal days, bereavement leave, time off to vote, jury duty, witness duty, charity day;

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Paid time off (PTO) to obtain flu or COVID-19 vaccinations and on-site flu vaccination clinics;

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12 week paid parental leave including adoption leave;

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FMLA (Family and Medical Leave Act), NJFLA (New Jersey Family Leave Act), military leave, SAFE leave;

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Flex-time and teleworking arrangements for all corporate employees;

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Various employee health & wellness initiatives; and

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Charitable gift matching.

Philanthropic Support.   In addition, whether through time, effort or monetary donations, we are committed to nourishing the betterment of the communities we serve, and our employees play active roles in numerous charitable organizations. We aim to be responsible corporate citizens, and are committed to continuously giving back to the communities we work and live in and support a wide range of local and national causes. The Company also promotes the philanthropic efforts of our employees by providing paid time off toward volunteerism and matching employee charitable contributions dollar for dollar.
COVID-19 Response.   The Company is dedicated to preserving the health and safety of its employees, residents, and partners during these uncertain times. As the Company adapts the way it serves and interacts with its tenants, we adhere strictly to the CDC’s guidelines regarding COVID-19 to provide safe living and working conditions across our portfolio.
Governance Matters
We are dedicated to maintaining a high standard for corporate governance predicated on integrity, ethics, diversity and transparency. Our commitment to diversity is apparent by both our current Board of Directors and by our slate of directors for election at the Annual Meeting, four of eight (or 50%) of whom are female and/or racially diverse. Additionally, as part of our efforts to minimize environmental and social risks, we established an Environmental, Social and Governance Committee (the “ESG Committee”) in 2020 consisting of four directors to develop, review and provide the Board of Directors with advice and direction in setting general ESG strategy, in developing, implementing, and monitoring initiatives and policies, and in overseeing communications with employees, investors and stakeholders with respect to ESG matters (including human rights, climate change and other issues). The ESG Committee oversees the Company’s management of ESG related risks and determines which ESG issues are of strategic significance to the Company. The ESG Committee meets regularly and all meetings held in 2021 were attended by more than 75% of the committee members.
Ethics & Compliance.   Our objective is to conduct business with integrity and in compliance with the letter and spirit of the law, while protecting human rights. The Code of Business Conduct and Ethics (“COBCE”) represents the Company’s key policy guide for daily operations, outlining expectations of employee and directors’ conduct relating to each other and towards the Company’s stakeholders.

Anti-Harassment.   The Company maintains distinct policies and complaint procedures for sexual harassment and harassment and discrimination based on protected classifications. These anti-harassment policies form an integral part of the COBCE. Anti-harassment training is an integral part of the Company’s training program provided to all employees, who are encouraged to report any breaches of the anti-harassment policies to the General Counsel or Human Resources Department.
Human Rights.   The Company’s Human Rights Policy comprises commitments of the Company towards respecting human rights across all operations and setting a positive example to the wider community and its stakeholders. The policy covers topics including forced and child labor, human trafficking and slavery, health and safety, discrimination and prejudice.
Grievance Mechanism.   The Company has a strict non-retaliation policy to encourage employees to raise issues and report concerns of misconduct and is introducing a third-party anonymous hotline for any concerns by employees or other stakeholders.
Supply Chain.   It is important to us that our suppliers and partners operate ethically and share the Company’s ESG business principles. Our supply chain governance procedures introduced in 2020 and summarized in the Supplier Code of Conduct ensures our suppliers are aware of the standards and business practices we expect from them.
Stakeholder Engagement.   Our main stakeholder groups include stockholders, employees, tenants and residents, suppliers, industry associations, communities, NGO advocacy and activist groups, governmental organizations and regulatory bodies, media and competitors. We engage with our stakeholders regularly and through multiple channels and take their feedback into account when assessing and preparing our corporate sustainability strategy.
Cybersecurity and Information Technology Initiative.   Our security efforts are designed to preserve the confidentiality, integrity, and continued availability of all information owned by, or in the care of, the Company and protect against, among other things, cybersecurity attacks. The Company is committed to respecting the privacy of tenants, customers, employees, securing personal information and enabling the trust of all individuals whose personal information it handles.
The Company’s cybersecurity program combines technology deployment and employee compliance and training. All Company employees and service providers prioritize protecting and otherwise managing Company information assets, and recognize that information security is an important part of the Company’s business.
In 2021, the Company introduced security enhancements and upgrades, with a focus on the following cybersecurity initiatives.
Responsible Parties:   We hired Giacomo Mascillaro, Senior Vice President and Chief Information / Technology Officer to advance, maintain and oversee our comprehensive cybersecurity transformation. Mr. Mascillaro brings 25 years of technology experience with a focus on technology infrastructure architecture, cloud migration, cyber security, compliance, and data analytics. His broad experience across multiple industries gives him a unique perspective to address the many technology and cybersecurity needs of the Company.
Cybersecurity Program:   The cybersecurity program includes: (i) implementation of hardware and software infrastructure (including network security, multi-factor authentication, and single sign on); (ii) policies, processes and procedures, (including mandatory password policies and incident response procedures); (iii) employee education, training, monthly phishing simulations and testing scenarios, and (iv) assessments of internal resources and external vendors and systems.
Cloud Services:   The Company migrated all Company emails to Microsoft 365 Cloud and is on track to complete the migration of all other Company data and communication services to Microsoft 365 Cloud over the next 6 to 12 months. Data in the cloud environment is protected by encrypted backups to immutable storage services.

Defense in Depth:   Our cybersecurity systems take a defense in depth approach, including: (i) Perimeter Security (firewalls, filtering services, and VPNs); (ii) Network Security (vLANs, network segmentation, and secure remote access); (iii) Application Security (least privilege, multi-factor authentication, and single sign-on); (iv) Endpoint Security (end point management, patch management, web filtering & URL defense); and (v) Data Security (encrypted backup & recovery solutions).
Cyber Systems Review:   Our Information Systems department provides 24/7 oversight and services. Additionally, as part of the Company’s ongoing digital transformation, following completion of the data migration onto Microsoft 365 Cloud, the Company will engage a third-party to audit and stress-test our information and cyber security programs. The Company has secured specific coverage to mitigate losses associated with cyber-attacks and other information security breaches, addressing both first-party and third-party losses from breach response, cyber extortion, data loss, business interruption, contingent business interruption, regulatory penalties, media liability, social engineering coverage, system failures and bricking/hardware replacement.
Board Oversight:   The Board of Directors has delegated to the Audit Committee of the Board of Directors (the “Audit Committee”) oversight of cybersecurity and other information technology risks affecting the Company. The Audit Committee periodically evaluates our cybersecurity strategy to ensure its effectiveness. Management provides quarterly reports to the Audit Committee regarding cybersecurity and other information technology risks, and the Audit Committee in turn provides reports to the full Board of Directors. No material internet security breaches were recorded in the last three years.
Board and Committee Governance.   Our Board of Directors remains committed to the highest standard for corporate governance. In 2018, in response to stockholder feedback solicited as part of our stockholder outreach efforts, we amended our bylaws to improve our corporate governance policies and procedures. Our amended and restated bylaws now generally allow stockholders to propose amendments to the bylaws for approval by the stockholders. Our bylaws also provide for majority voting in the election of directors, whereby each director nominee that is not elected by a majority of the votes cast in an uncontested election of directors is now required to tender his or her resignation for consideration by the Nominating and Corporate Governance Committee.
During 2021, the entire Board of Directors met 11 times and acted 14 times by unanimous written consent. In 2021, no director attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors held during the period for which he or she served as a director and (ii) the total number of meetings held by all committees of the Board of Directors on which he or she served during the periods that he or she served. The Company does not have a formal policy regarding attendance by members of the Board of Directors at the annual meeting of stockholders, but the Company strongly encourages all members of the Board of Directors to attend its annual meetings and expects such attendance except in the event of exigent circumstances. All of the members of the Board of Directors at the time of the 2021 Annual Meeting were in attendance at the 2021 Annual Meeting of Stockholders.
Currently, the Company has separated the roles of Chief Executive Officer and Chair of the Board. The Company believes that at this time the separation of these roles permits the Chair of the Board to focus on oversight of the Company’s long-term corporate development goals while the Chief Executive Officer focuses on the strategic direction of the Company and oversees the day-to-day performance of the other executive officers in executing the Company’s business plan. During 2021, the non-management directors met in Executive Session four times, which was generally presided over by the Chair or the Lead Independent Director of the Company at the time. Key responsibilities of our Chair (who also served as the Lead Independent Director for part of the first half of 2021) include, among others, presiding at Executive Sessions of independent directors, facilitating communications between the independent directors and the Company’s management team, and calling meetings of the independent directors, as necessary.
Pursuant to authority vested in the Audit Committee and pursuant to its charter, the Audit Committee is responsible for overseeing the Company’s financial risk exposure and the Company’s risk assessment and risk management policies and procedures. The Audit Committee discharges its risk oversight responsibilities as part of its quarterly reviews of the Company’s quarterly and annual financial statements by discussing with management, the Company’s independent auditors and outside legal counsel the Company’s risk profile, its financial risk exposure and its risk mitigation policies and procedures. In addition, the

Compensation Committee, in consultation with the independent compensation consultant to the Compensation Committee, conducts an annual risk assessment of the Company’s compensation programs as described under “Compensation Risk Assessment” in this Proxy Statement. The Company does not believe that the performance of these oversight functions by these committees has any effect on the leadership structure of the Board of Directors.
The Board of Directors has adopted equity ownership guidelines that require each non-employee director to own an aggregate amount of shares of Common Stock, units of limited partnership interest of the Operating Partnership redeemable for shares of Common Stock or units under the Company’s Deferred Compensation Plan for Directors equal in value to five times the annual cash retainer paid to directors, currently $325,000. As modified in April 2021, the guidelines provide that, until the required ownership level is achieved, directors must retain 50% (increased to 100% in February 2022) of net-after-tax shares from the exercise or vesting of compensatory awards. Prior to April 2021, in lieu of this retention requirement, the guidelines allowed a grace period of three years following appointment or election to the Board of Directors to come into compliance. As of the most recent compliance measuring date (the Board of Directors meetings corresponding to the most recent annual meeting of stockholders), each of the directors is in compliance and moving towards the goal.
In March 2012, the Board of Directors, on the recommendation of its Nominating and Corporate Governance Committee, adopted a retirement policy for directors. Pursuant to this policy, the Company’s Corporate Governance Principles provide that a director may neither stand nor be nominated for re-election to the Board of Directors after attaining the age of 80.
The Board of Directors proactively considers the overall size and composition of the Board of Directors and reviews and monitors management development and succession planning activities. The Chief Executive Officer regularly presents management’s perspective on business objectives and discusses his perspective on the Company’s deep pool of talented employees and succession planning for the Company.
The Board of Directors also has adopted a policy that provides that executive officers, employees, and directors may not acquire securities issued by the Company or any of its affiliates using borrowed funds, may not use margin in respect of securities issued by the Company or any of its affiliates, may not pledge securities issued by the Company or any of its affiliates as collateral, and may not engage in hedging or other transactions with respect to their ownership of securities issued by the Company or its affiliates, each of which the Board of Directors believes would be inconsistent with the purposes and intent of the stock ownership guidelines applicable to directors, the Chief Executive Officer and executive vice presidents.
In accordance with Rule 10A-3 of the Exchange Act, the Audit Committee provides for employees to contact the Audit Committee in writing or by telephone, on a confidential, anonymous basis, to submit concerns regarding questionable accounting or auditing matters, and the Audit Committee has policies and procedures, subject to the Company’s internal controls, for the retention and treatment of complaints.
Meetings of Committees of the Board of Directors
The Board of Directors has five standing committees: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee, the ESG Committee, and the Strategic Review Committee.
Audit Committee.   The Company has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee consists of Alan R. Batkin, as Chair, Tammy K. Jones, Victor B. MacFarlane and Howard S. Stern. The Audit Committee authorizes and approves the engagement of the Company’s independent registered public accountants, reviews with the Company’s independent registered public accountants the scope and results of the audit engagement, approves or establishes pre-approval policies for all professional audit and permissible non-audit services provided by the Company’s independent registered public accountants, considers the range of audit and non-audit fees, and reviews the adequacy of the Company’s internal control over financial reporting, disclosure controls and procedures and internal audit function. The Audit Committee also assists the Board of Directors in overseeing (1) the integrity of the Company’s financial statements, (2) the Company’s compliance with legal and regulatory requirements, (3) the quarterly evaluation of the performance of the internal audit functions performed by the Company’s internal auditors, (4) the Company’s independent registered public accounting firm’s qualifications and independence, and (5) the performance of the Company’s independent registered public accountants. The Board of Directors has determined that each of the members of the Audit Committee is an “independent” director within the meaning of the NYSE independence standards and Rule 10A-3 promulgated by the SEC under the Exchange Act and satisfies applicable financial literacy standards of the NYSE. The Board of Directors has also determined that each of the members of the Audit Committee qualifies as an Audit Committee Financial Expert under applicable SEC rules. The Audit Committee met four times during 2021.
Compensation Committee.   The Compensation Committee consists of Frederic Cumenal, as Chair, Victor B. MacFarlane and A. Akiva Katz. The Compensation Committee is responsible for implementing the Company’s compensation philosophies and objectives, establishing remuneration levels for executive officers of the Company and implementing the Company’s incentive programs, including the Company’s stock option and incentive plans. The Board of Directors has determined that each member of the Compensation Committee is an “independent” director within the meaning of the NYSE independence standards, Rule 10C-1 promulgated by the SEC under the Exchange Act, and is a “non-employee” director under Rule 16b-3 under Section 16 of the Exchange Act. The Compensation Committee met eight times in 2021 and acted by unanimous written consent twice.
Pursuant to its charter, the primary purposes of the Compensation Committee are (i) to assist the Board of Directors in discharging its responsibilities in respect of compensation of the Company’s executive officers; (ii) to discuss with the chief executive officer the compensation of other senior executives; (iii) to review and administer the Company’s compensation and benefit programs, and (iv) to produce an annual report on executive compensation for inclusion in the Company’s annual proxy statement or annual report that complies with the rules and regulations of the SEC. In addition, pursuant to its charter, the Compensation Committee is responsible for establishing and reviewing the annual and long term corporate goals and objectives relevant to compensation of the Company’s executive officers in light of performance goals and objectives. The Compensation Committee has sole authority to determine and approve the compensation levels of the executive officers. The Compensation Committee has not delegated, and does not delegate, any of its responsibilities to any other person. The manner in which the Compensation Committee discharges its responsibilities is described under the heading “Compensation Discussion and Analysis” below.
Nominating and Corporate Governance Committee.   The Nominating and Corporate Governance Committee consists of Nori Gerardo Lietz, as Chair, A. Akiva Katz and Howard S. Stern. The Board of Directors has determined that each of the members of the Nominating and Corporate Governance Committee is an “independent” director within the meaning of the NYSE independence standards. The Nominating and Corporate Governance Committee met three times in 2021 and acted by unanimous written consent twice.
The Nominating and Corporate Governance Committee identifies individuals qualified to become members of the Board of Directors and recommends to the Board of Directors the slate of directors to be nominated at the Annual Meeting. The Nominating and Corporate Governance Committee considers recommendations for nominees for directorships submitted by stockholders, provided that the Nominating and Corporate Governance Committee will not entertain stockholder nominations from stockholders who do not meet the eligibility criteria for submission of stockholder proposals under SEC Rule 14a-8 of Regulation 14A under the Exchange Act. Stockholders may submit written recommendations for nominees to the Board of Directors, together with appropriate biographical information and qualifications of such nominees, to the Company’s General Counsel following the same procedures as described in “Stockholder Communications” in this Proxy Statement. In order for the Nominating and Corporate Governance Committee to consider a nominee for directorship submitted by a stockholder, such recommendation must be received by the General Counsel by the time period set forth in the Company’s most recent proxy statement for the submission of stockholder proposals under SEC Rule 14a-8 of Regulation 14A under the Exchange Act. The General Counsel then delivers any such communications to the Chair of the Nominating and Corporate Governance Committee.
The Nominating and Corporate Governance Committee analyzes, on an annual basis, the skills and attributes of the members of the Board of Directors, and recommends to the Board of Directors appropriate individuals for nomination as members of the Board of Directors. Based on the Company’s strategic plan, the Nominating and Corporate Governance Committee has developed a skills matrix to assist it in considering the appropriate balance of experience, skills and attributes required of a director and to be represented on the Board of Directors as a whole. The skills matrix is periodically reviewed and updated by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee evaluates potential nominees to the Board of Directors against the skills matrix.
The skills matrix has two sections — a list of core criteria that every member of the Board of Directors should meet and a list of skills and attributes desired to be represented collectively on the Board of Directors. The skills matrix reflects the following core director criteria that should be satisfied by each director or nominee:
•
Service on no more than six other public company boards;

•
High integrity and ethical standards;

•
Standing and reputation in the individual’s field;

•
Risk oversight ability with respect to the particular skills of the individual director;

•
Understanding of and experience with complex public companies or like organizations; and

•
Ability to work collegially and collaboratively with other directors and management.

The skills matrix reflects the following skills and attributes desired to be represented collectively on the Board of Directors as a whole:
•
Independence under the Company’s Standards for Director Independence and NYSE listing requirements, subject to waiver based on the Nominating and Corporate Governance Committee’s business judgment;

•
Corporate governance expertise;

•
Financial expertise;

•
Commercial real estate industry expertise;

•
Diversity;

•
Legal expertise;

•
Capital markets expertise;

•
Political/land use/environmental policy expertise; and

•
Technology/business process expertise.

Although the Nominating and Corporate Governance Committee does not have a formal diversity policy, it endeavors to comprise the Board of Directors and its committees with members having a broad mix of professional and personal backgrounds. Thus, the Nominating and Corporate Governance Committee accords some weight to the individual professional background and experience of each director. Further, in considering nominations, the Nominating and Corporate Governance Committee takes into account how a candidate’s professional background would fit into the mix of experiences represented by the then-current Board of Directors. When evaluating a nominee’s overall qualifications, the Nominating and Corporate Governance Committee does not assign specific weights to particular criteria, and no particular criterion is necessarily required of all prospective nominees. In addition to the aforementioned criteria, when evaluating a director for re-nomination to the Board of Directors, the Nominating and Corporate Governance Committee also considers the director’s history of attendance at board and committee meetings, the director’s preparation for and participation in such meetings, and the director’s tenure as a member of the Board of Directors.
Environmental, Social and Governance Committee.   The ESG Committee consists of Howard S. Stern, as Chair, Tammy K. Jones, Nori Gerardo Lietz and Mahbod Nia. The ESG Committee’s purpose is to develop, review and provide ongoing support for the Company’ strategy related to ESG matters, including environmental, health, safety, diversity and inclusion, governance, corporate social responsibility, employee relations, human rights, worker safety, natural resource scarcity and sustainability. The ESG Committee oversees the Company’s management of ESG related risks and determines which ESG issues are of strategic significance to the Company. The ESG Committee met three times in 2021 and acted by unanimous written consent twice.
Strategic Review Committee.   On June 12, 2020, the Board of Directors formed the Strategic Review Committee comprised of four directors. The Strategic Review Committee is responsible for reviewing the Company’s operations and strategy and assessing alternatives to increase stockholder value. The Strategic Review Committee currently consists of A. Akiva Katz, as Chair, Frederic Cumenal, Tammy K. Jones and Mahbod Nia and met 12 times during 2021.
CEO Search Committee.   In August 2020, the Board of Directors also established a CEO Search Committee, an ad hoc committee to assist the Board of Directors in identifying and evaluating potential Chief Executive Officer candidates. The CEO Search Committee was disbanded in March 2021 upon the engagement of our Chief Executive Officer, Mr. Nia, and at the time was composed of Tammy K. Jones, as Chair, A. Akiva Katz, and Frederic Cumenal.
Available Information
The Board of Directors has adopted written charters for the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee, the ESG Committee and the Strategic Review Committee. The Company makes available free of charge on or through its internet website items related to corporate governance matters, including, among other things, the Company’s Corporate Governance Principles, charters of the various committees of the Board of Directors, the 2021 Corporate Social Responsibility Report (when available), and the Company’s Code of Business Conduct and Ethics applicable to all employees, officers and directors. The Company’s website is https://verisresidential.com/. The Company intends to disclose on its website any amendments to or waivers from its Code of Business Conduct and Ethics as well as any amendments to its Corporate Governance Principles or the charters of the various committees of the Board of Directors. Any stockholder also may obtain copies of these documents, free of charge, by sending a request in writing to: Veris Residential, Inc., Investor Relations Department, Harborside 3, 210 Hudson Street, Ste. 400, Jersey City, New Jersey 07311.
Stockholder Communications
Our Board of Directors casts a wide net for input to inform its decision making. As part of these efforts, the Board of Directors values input from stockholders, who both represent a broad range of views and have a financial interest in the strength of the Company. The Company thus maintains a variety of mechanisms to enable this input and facilitate written communications from our stockholders and other interested parties to the Board of Directors, its committees or its members. All stockholder and other interested party communications must (i) be addressed to the General Counsel of the Company, Veris Residential, Inc., Harborside 3, 210 Hudson Street, Ste. 400, Jersey City, New Jersey 07311 or at the General Counsel’s e-mail address at generalcounsel@verisresidential.com; (ii) be in writing either in print or electronic format; (iii) be signed by the stockholder or interested party sending the communication; (iv) indicate whether the communication is intended for a specific director(s), the entire Board of Directors, or the Nominating and Corporate Governance Committee; (v) if the communication relates to a stockholder proposal or director nominee, identify the number of shares held by the stockholder, the length of time such shares have been held, and the stockholder’s intention to hold or dispose of such shares, provided that the Board of Directors and the Nominating and Corporate Governance Committee will not entertain stockholder proposals or stockholder nominations from stockholders who do not meet the eligibility and procedural criteria for submission of stockholder proposals under either SEC Rule 14a-8 of Regulation 14A under the Exchange Act or the advance notice provisions of our bylaws; and (vi) if the communication relates to a director nominee being recommended by the stockholder, must include appropriate biographical information of the candidate. See “Submission of Stockholder Proposals.”
Upon receipt of a stockholder communication that is compliant with the requirements identified above, the General Counsel promptly delivers such communication to the appropriate board or committee member(s) identified by the stockholder as the intended recipient of such communication by forwarding the communication to either the Chair of the Board of Directors or the Chair of the Nominating and Corporate Governance Committee, as the case may be.

The General Counsel may, in her sole discretion and acting in good faith, provide copies of any such stockholder communication to any one or more directors and executive officers of the Company, except that in processing any stockholder communication addressed to non-management directors that expressly requests management not be provided with the communication, the General Counsel may not copy any member of management in forwarding such communication to non-management directors.
Ability to Amend Bylaws
The bylaws of the Company permit stockholders to propose binding amendments to the Company’s bylaws for approval by the stockholders at an annual or special meeting of the stockholders. Amendments to the Company’s bylaws must be submitted in compliance with the Company’s policies and procedures for stockholder communications, and are subject to approval by the stockholders by the affirmative vote of a majority of all votes entitled to be cast by the stockholders on the matter. See “Stockholder Communications” and “Submission of Stockholder Proposals.”
Policies Relating to the Election of Directors
Elections to the Board of Directors are conducted in accordance with the Company’s charter, bylaws and the laws of the state of Maryland, which provide that directors are to be elected at a meeting of the Company’s stockholders by a majority of the votes cast in an uncontested election and by a plurality of votes cast in a contested election. Under the Company’s bylaws and Corporate Governance Principles, if in any uncontested election of directors a director nominee does not receive a majority of votes cast “for” his or her election, such director nominee must promptly tender his or her resignation for consideration by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will then promptly evaluate all relevant factors relating to the election results, including, but not limited to: (i) the underlying reasons why a majority of affirmative votes was not received (if ascertainable); (ii) the director’s background, experience and qualifications; (iii) the director’s length of service on the Board of Directors and contributions to the Company; and (iv) whether the director’s service on the Board of Directors is consistent with applicable regulatory requirements, listing standards, the Company’s Corporate Governance Principles and the corporate governance guidelines of independent voting advisory services such as Institutional Shareholder Services (“ISS”).
Subject to any applicable legal or regulatory requirements, the Nominating and Corporate Governance Committee will, within 90 days from the date of the stockholder vote, decide whether to accept the tender of resignation, reject the resignation or, if appropriate, conditionally reject the resignation and retain the director in office only if the underlying causes of the votes cast “against” the director can be promptly and completely cured. A full explanation of the Nominating and Corporate Governance Committee’s decision will be promptly publicly disclosed in a periodic or current report filed with the SEC. Any director who tenders his or her resignation pursuant to this principle and any non-independent director will not participate in the deliberations and decisions made thereunder. In addition, a director must tender his or her resignation for consideration by the Nominating and Corporate Governance Committee if such director’s principal occupation or business association changes substantially during his or her tenure as a director.
Report of the Audit Committee of the Board of Directors
The Audit Committee of the Board of Directors, on behalf of the Board of Directors, serves as an independent and objective party to monitor and provide general oversight of the Company’s financial accounting and reporting process, selection of critical accounting policies, system of internal controls, internal audit function, and audit process for monitoring compliance with laws and regulations and the Company’s standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its charter.
The Company’s management has primary responsibility for preparing the Company’s financial statements and the Company’s financial reporting process, including its system of internal control over financial reporting. The Company’s independent registered public accountants, PricewaterhouseCoopers LLP, are responsible for expressing opinions on the conformity of the Company’s 2021 audited financial statements to accounting principles generally accepted in the United States of America and the effectiveness of the Company’s internal control over financial reporting as of December 31, 2021. The Audit Committee discussed with the Company’s independent registered public accountants the overall scope and plans for its audits. The Audit Committee met with the Company’s independent registered public accountants, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal control over financial reporting, and the overall quality of the Company’s financial reporting.
In this context, the Audit Committee hereby reports as follows:
1.
The Audit Committee has reviewed and discussed the fiscal 2021 audited financial statements with the Company’s management, including the quality, not just the acceptability, of the Company’s accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements;

2.
The Audit Committee has discussed with the Company’s independent registered public accountants the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission (the “SEC”);

3.
The Audit Committee has received the written disclosures and the letter from the Company’s independent registered public accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountant’s communications with the Audit Committee concerning independence, and has discussed with the Company’s independent registered public accountants the independent registered public accountants’ independence from management and the Company; and

4.
Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Company’s 2021 Annual Report, for filing with the SEC.

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Audit Committee Report by reference therein. Each of the members of the Audit Committee is independent as defined under the standards of the NYSE and the SEC, and meets all other requirements of such exchange and of such rules of the SEC.
AUDIT COMMITTEE
Alan R. Batkin, Chairman
Tammy K. Jones
Victor B. MacFarlane
Howard S. Stern

COMPENSATION DISCUSSION AND ANALYSIS
Our Company
The Company is a forward-thinking, environmentally- and socially-conscious real estate investment trust (REIT) that primarily owns, operates, acquires, and develops holistically-inspired, Class A multifamily properties that meet the sustainability-conscious lifestyle needs of today’s residents while seeking to positively impact the communities it serves and the planet at large. The Company is guided by an experienced management team and Board of Directors and is underpinned by leading corporate governance principles, a best-in-class and sustainable approach to operations, and an inclusive culture based on equality and meritocratic empowerment.
The Company currently operates 6,691 multifamily units (the “Multifamily Portfolio”), including 866 units across three properties launched and stabilized during 2021. The portfolio has a sector-leading average property age of only six years and commands some of the highest rents among its public multifamily peer companies. In addition, the Company owns and operates a handful of office properties on the New Jersey Waterfront and a number of other non-strategic assets, including land parcels.
Recent Developments and Strategy
The Company has undergone a complete metamorphosis in the past three years. The reconstitution of the Board of Directors in July 2020 and subsequent changes in management triggered a strategic shift in direction for the Company, catalyzing a transformational turnaround. The Company’s strong performance during 2021 is testimony to the success of these extraordinary developments.
The executive compensation program has evolved alongside the Company’s transformation, with an eye to sustaining the momentum achieved thus far; appropriately incentivizing the Company’s leadership; and further strengthening alignment between management and our shareholders.
Since his appointment in March 2021, our Chief Executive Officer, Mahbod Nia, has pioneered the Company’s transfiguration, initiating the transition of the business from an office focused REIT to a pure play multifamily company, strengthening the balance sheet and enhancing operations by modernizing technology and processes to drive revenue while reducing expenses. As a result, Same Store year over year Net Operating Income (“NOI”) growth improved during 2021 and the Company expects $5 million in run-rate cash expense savings during 2022.
The Company has sold roughly $1 billion of suburban office properties since announcing the disposition program in late 2019. As a result, the Multifamily Portfolio share of NOI increased from 38% at year-end 2020 to 56% at the end of 2021 and to around 71% when adjusted for two ongoing office sales, one of which was completed in the first quarter of 2022 and a full quarter’s contribution from the three recently stabilized lease-up properties mentioned above.

As a result of the significant transaction activities undertaken since the installation of Mr. Nia as CEO, VRE’s 2021 total shareholder return (“TSR”) began to diverge from office peers, more closely aligning with the performance of multifamily peers, while outperforming key indices as highlighted below.
The Company realized a 47.5% TSR during 2021 (compared to -44.2% and 22.6% for the two prior years, respectively, marking a significant improvement in performance and creating significant value for stockholders). Other 2021 relative performance metrics also reflected a strong year for the Company:
•
Outperforming the Russell 2000, RMS and S&P 500, that returned 14.8%, 43.1% and 28.7%, respectively, in 2021.

•
Outperforming all office peers, that on average returned 20.0% during in 2021. Furthermore, from March 2021 through year end the Company’s TSR was 30% compared to 8.7% for office peers.

•
The Company only slightly underperformed its multifamily peer set during the year, that on average returned 50.5% in 2021.

2021 Business Highlights
In March 2021, Mahbod Nia was appointed as the Company’s Chief Executive Officer. Following his installation, the Company commenced the full-scale implementation of its transformation strategy, successfully reaching a number of key milestones in less than nine months, including:

•
Increased fourth quarter 2021 year-over-year and quarter-over-quarter Same Store NOI for the Multifamily Portfolio by 21.0% and 7.0%, respectively.

•
Signed 181,500 square feet of office leases in 2021, comprised of 85,500 square feet of new leases and 96,000 square feet of lease renewals and expansions.

•
Same Store multifamily portfolio of 96.4%, 2.8% above pre-pandemic levels.

•
Multifamily portfolio accounted for 56% of the fourth quarter 2021 NOI following $740 million of suburban office sales completed during the year, and 71% of NOI if adjusted for the sales of two Waterfront assets under contract as of YE 2021 (completed in January 2022).

•
Completed development of three multifamily properties located in Short Hills, New Jersey and Weehawken, New Jersey and containing an aggregate of 866 apartment units. All three properties stabilized to above 95% occupancy, well ahead of budget.

•
Strengthened balance sheet following redemption of $575 million of unsecured corporate bonds and a new $250 million secured revolving credit facility entered into in May 2021 and established a $200 million at-the-market equity offering program.

•
Corporate rebranding to Veris Residential, Inc., signifies strategic shift to environmentally- and socially-conscious multifamily REIT practices (please see page 21 for details about ESG initiatives).

•
Reconfigured operational architecture, introducing new talent, technology and processes to drive top-line performance while realizing significant cost savings.

Our Named Executive Officers
Our “named executive officers” for 2021 include our chief executive officer, our former chief financial officer, our next three most highly compensated executive officers as of the end of 2021, and two individuals who served as executive officers during part of 2021:
Name	Title
Mahbod Nia	Chief Executive Officer
David J. Smetana	Former Chief Financial Officer(1)
Ricardo Cardoso	Former Chief Investment Officer(2)
Gary T. Wagner	Former General Counsel and Secretary(3)
Giovanni (John) DeBari	Former Chief Accounting Officer(4)
MaryAnne Gilmartin	Former Chief Executive Officer(5)
Marshall B. Tycher	Former Chairman of Roseland(6)

(1)
Mr. Smetana’s employment with us ended on March 31, 2022.

(2)
Mr. Cardoso’s employment with us ended on April 1, 2022.

(3)
Mr. Wagner’s employment with us ended on April 15, 2022.

(4)
Mr. DeBari’s employment with us ended on January 12, 2022.

(5)
Ms. Gilmartin served as our interim chief executive officer through March 8, 2021.

(6)
Mr. Tycher’s employment with us ended on May 13, 2021.

Stockholder Say-on-Pay Advisory Vote
In 2021, we sought a stockholder say-on-pay advisory vote regarding executive compensation, and approximately 96.2% of the votes cast (excluding abstentions) were in favor of our executive compensation. The Compensation Committee viewed this 96.2% stockholder approval as being strongly supportive of the Company’s general approach to executive compensation. The Compensation Committee believes its compensation actions in 2021 aligned the Company’s executive compensation plans with stockholder expectations. We currently intend to continue to seek an annual stockholder say-on-pay advisory vote regarding executive compensation and to consider stockholder feedback on our compensation program when making future compensation decisions. In 2021, we continued our stockholder outreach program under which we provide consistent, periodic opportunities for our investors to provide their perspectives on our executive compensation.
2021 Compensation Program Overview
Certain features of our 2021 compensation program, as summarized briefly below, have been modified from the program in effect for 2020. Those changes are discussed more fully later in this Compensation Discussion and Analysis. The key objectives of our executive compensation program remain unchanged, however:
•
Attracting, motivating and retaining key talent;

•
Tying compensation to the achievement of key short and long-term objectives, including specific strategic performance goals and individual performance in the case of the annual cash incentive program and absolute and relative TSR in the case of the long-term incentive program; and

•
Aligning management’s interests with those of stockholders.

Factors Guiding Decisions
•
Pay for performance whereby a substantial portion of pay is variable and directly linked to Company and individual performance against pre-established short and long-term objectives;

•
Stockholder feedback;

•
General market pay and governance practices to ensure total compensation is competitive; and

•
Mitigating compensation risk.

2021 Compensation Program for Our Named Executive Officers (other than Ms. Gilmartin and Mr. Tycher)
•
No increase in base salaries for 2021;

•
Total compensation opportunities targeted at levels that are generally comparable to target total compensation levels for similarly-situated executives of the Peer Group REITs (as defined below in this Compensation Discussion and Analysis under the heading “Process for Determining Compensation”);

•
An annual cash incentive plan with thirty percent (30%) of the target award based on certain corporate leasing goals, fifty percent (50%) based on certain strategic goals and the remaining twenty percent (20%) based on individual performance as determined by the Compensation Committee; and

•
A long-term incentive plan consisting of stock awards granted under our equity incentive plan, with (i) fifty percent (50%) of the target award granted in the form of service-vesting stock units (“RSUs”) vesting ratably over three years with an outperformance plan modifier (with a three-year cliff vest) based on the achievement of superior results for Adjusted FFO1 per share that could result in up to 200% of the target RSUs being earned, and (ii) fifty percent (50%) of the target award granted in the form of performance-vesting stock units (“PSUs”) vesting over a three-year performance period based 75% on absolute TSR hurdles and 25% based on relative TSR hurdles.

The Compensation Committee believes that the Company’s overall executive compensation program incorporates many compensation elements that are considered best practices, including:
•
The Company’s equity compensation plan prohibits the repricing of underwater options and does not contain any evergreen features;

•
No equity compensation agreements or awards for any executive officers provide for tax gross-up payments;

•
Executive perquisites are limited to vehicle allowances in de minimis amounts;

•
Our annual cash incentive program generally does not provide minimum or guaranteed bonus amounts;

•
All severance arrangements with the named executive officers pursuant to their respective employment or equity award agreements, as applicable, provide reasonable severance benefits, and require a double-trigger for payouts of severance and acceleration of equity in the event of a change of control;

•
Employees, officers and directors are prohibited from engaging in any margin, hedging, or pledging activities in respect of the Company’s securities;

•
In April 2021, we adopted stock ownership guidelines for executives, including the named executive officers, that require them to accumulate and hold Company shares valued at a multiple of base salary (5x salary for our CEO and 2x salary for EVPs). Until the required ownership level is achieved, executives must retain 50% of net-after-tax shares from the exercise of stock options or vesting of time-based or performance-based shares or LTIP units. In February 2022, we increased this retention requirement from 50% to 100% of net-after-tax shares. Prior to April 2021, equity ownership guidelines applied to our CEO and required that he or she own at least 250,000 equity securities of the Company within three years of being appointed; and

•
In April 2021, we adopted a clawback policy that enables the Board to require certain current and former executives to repay incentive compensation if there is a restatement of our financial results in certain circumstances.

Compensation Consultant
Role of the Compensation Consultant.   In 2021, the Compensation Committee again retained FW Cook as its independent compensation consultant (the “Compensation Consultant”) to assist with structuring the Company’s various compensation programs and determining appropriate levels of salary, annual cash incentive plan and other compensatory awards payable to the Company’s executive officers and key employees. In 2021, FW Cook assisted on all relevant matters, including assisting with respect to: (i) assessing the Company’s and management’s performance relative to the Peer Group REITs;

(1)
Adjusted FFO is defined as funds from operations (FFO) less (i) tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired below-market leases, and (iii) other non-cash income, plus (iv) other non-cash charges, and subject to adjustment for extraordinary leasing commissions payable in connection with large waterfront leases and other one-time costs with respect to defense suits and litigation relating to payroll taxes, as adjusted for items that may distort the comparative measurement of the Company’s performance over time. For a reconciliation of FFO to net income, see Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations — Funds From Operations, beginning on page 49 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

(ii) evaluating market-competitive ranges for salaries, annual cash incentive and long-term incentive compensation opportunities; (iii) providing guidance on compensation and governance practices relative to ISS and Glass Lewis policy guidelines; and (iv) structuring annual and long-term incentive compensation plans for management. In addition, FW Cook consulted with the Compensation Committee on non-employee director compensation.
Determination of Compensation Consultant’s Objectivity.   FW Cook was engaged by the Compensation Committee to act as an independent outside consultant to the Compensation Committee. The Compensation Committee closely examines the safeguards and steps that FW Cook takes to ensure that its executive compensation consulting services are objective. The Compensation Committee takes into consideration that:
•
The Compensation Committee hired and has the authority to terminate the engagement of its consultants for executive compensation related services;

•
The Compensation Consultant is engaged by and reports directly to the Compensation Committee for all executive compensation services; and

•
The Compensation Consultant has direct access to members of the Compensation Committee during and between meetings.

In 2021, FW Cook did not perform, directly or indirectly through an affiliate, any services for the Company other than services provided for the Compensation Committee. Based on a consideration of factors deemed relevant to the Compensation Committee regarding FW Cook, including without limitation the independence factors specified in Section 303A.05 of the NYSE Listed Company Manual, including the nature of the services provided, the amount of the compensation consultant’s fees, its policies and procedures to prevent conflicts of interest, its business or personal relationships with our directors and executive officers, and its stock ownership in us, the Compensation Committee concluded that FW Cook is independent and that the work that it performs for the Compensation Committee has not raised any conflict of interest.
Process for Determining Compensation
As input into the process of setting pay opportunities for 2021, the Compensation Committee considered a competitive analysis of pay levels and program design practices used by a peer group consisting of the following sixteen REITs (collectively, the “Peer Group REITs”):
American Assets Trust, Inc.*	Highwoods Properties, Inc.
Bluerock Residential Growth REIT, Inc.*	Independence Realty Trust, Inc.*
Brandywine Realty Trust	iStar Inc.*
Columbia Property Trust	JBG SMITH Properties
Corporate Office Properties Trust, Inc.	Paramount Group, Inc.
Cousins Properties	Piedmont Office Realty Trust
Empire State Realty Trust,	Preferred Apartment Communities, Inc.*
Essential Properties Realty Trust, Inc.*	Washington REIT

*
New for 2021, as compared to 2020 peer group

The following companies were part of the 2020 peer group but were removed for 2021: Douglas Emmett, Inc., Equity Commonwealth, Hudson Pacific Properties, and Lexington Realty Trust.
In May 2021, the Compensation Consultant reviewed the comparative peer group and suggested several changes, which were approved for use in the May 2021 study of non-employee director compensation, and subsequently used for competitive comparisons of executive compensation in the fourth quarter of 2021 that helped inform the Compensation Committee’s decisions on setting pay opportunities for 2022. Refer to “Compensation of Directors” on page 61 for a list of these companies.

The Compensation Committee used this analysis to evaluate the competitiveness of base salary, target annual cash incentives, equity awards and target total compensation opportunities for the named executive officers, including the assessment of individual components of compensation. The Compensation Committee did not target a specific percentile of the Peer Group REITs for any compensation determinations but used the compensation data from the Peer Group REITs as a factor in determining the appropriateness of compensation amounts generally.
The Compensation Committee, with assistance from the Compensation Consultant, and based upon the recommendations of the Chief Executive Officer with respect to the other named executive officers, determines the appropriate combination of cash and equity-based compensation to pay to the Company’s executives and establishes performance metrics for annual cash incentive plan awards in consideration of its primary objectives with respect to executive compensation. In determining the appropriate amounts and mix of such compensation, the Compensation Committee considers the Compensation Consultant’s competitive analyses of the Company’s overall compensation arrangements. The Chief Executive Officer is responsible for the strategic direction and long-term planning for the Company and oversees the day-to-day performance of the other named executive officers. As such, the Compensation Committee believes that the input of the Chief Executive Officer is necessary information for it to evaluate the performance of the other named executive officers and make recommendations for their compensation packages. While the Compensation Committee considers the recommendations of the Chief Executive Officer with respect to his own compensation, the Chief Executive Officer does not participate in the Compensation Committee’s determination of his own compensation and the Compensation Committee’s determinations with respect to the Chief Executive Officer’s compensation are independent of such recommendations.
The Compensation Committee evaluated the 2021 performance of the Company’s named executive officers relative to the 2021 performance metrics for the annual cash incentive plan awards in the first quarter of 2022, after all information relative to the 2021 performance metrics for the annual cash incentive plan awards had been determined. Based on this evaluation, the Compensation Committee, with assistance from the Compensation Consultant, determined each executive’s earned annual cash award for performance in 2021, which was paid in the first quarter of 2022. The Compensation Committee also reviewed the absolute and relative TSR results for a three-year performance program established in 2019 and determined that no awards were earned under that program as the required performance metrics were not satisfied (see “— Results of 2019 Outperformance Plan” below for further discussion of these awards).
Components of Compensation in 2021
For 2021, the Company’s core executive compensation program consisted of the following elements: (1) annual base salary; (2) annual cash incentive plan award; and (3) awards of service-based and performance-based stock units. Ms. Gilmartin’s compensation for her services during 2021 was outside of this core program, and Mr. Tycher did not participate in the annual incentive components of the program by reason of his employment termination.
As reflected in the following charts that cover 2021 compensation, this approach results in a significant amount of our named executive officers’ compensation being “at-risk” and subject to financial, operational and/or stockholder return performance goals (compensation for Ms. Gilmartin and Mr. Tycher is not included):

Base Salaries
Base salaries are the fixed component of total compensation and are established at levels the Compensation Committee deems appropriate for the function each executive officer performs. Base salaries are reviewed annually and with assistance from the Compensation Consultant and may be adjusted upward by the Compensation Committee from time to time. The Compensation Committee determined that 2021 base salaries for each of the named executive officers would remain the same as their 2020 base salaries. The table below sets forth the annual base salaries for the named executive officers in 2020 and 2021:
Executive Officer	2020 Base Salary	2021 Base Salary
Mahbod Nia(1)	$—	$800,000
David J. Smetana	$450,000	$450,000
Ricardo Cardoso	$550,000	$550,000
Gary T. Wagner	$450,000	$450,000
Giovanni (John) DeBari	$450,000	$450,000
Marshall B. Tycher	$800,000	$800,000

(1)
Mr. Nia’s employment with us commenced on March 8, 2021.

Annual Cash Incentive Plan Compensation
The Company’s policy of awarding annual cash incentive plan awards is designed to specifically relate executive pay to Company and individual performance and to provide financial rewards for the achievement of Company objectives aligned with our business strategy.
In March 2021, the Compensation Committee approved an annual cash incentive plan for the named executive officers for 2021, which was designed to directly support the Company’s short-term goals.
2021 Annual Cash Incentive Award Opportunity Levels
For 2021, the Compensation Committee established annual cash incentive award opportunities for each named executive officer as a percentage of base salary as set forth in the table below. The maximum bonuses for each of Messrs. Smetana, Cardoso, and Wagner were increased from their 2020 level of 125% to the respective levels shown for them below. These increases were approved by the Compensation Committee following a review of the Peer Group REIT data, which indicated that their maximum opportunities as percentages of target were lower than similarly-situated REIT executives, and also reflected the Compensation Committee’s belief that the increased potential maximum amounts would appropriately incentivize the named executive officers to successfully execute on the Company’s strategic plan.
Executive	Threshold	Target	Maximum
Mahbod Nia	75%	150%	300%
David J. Smetana	50%	100%	150%
Ricardo Cardoso	50%	100%	200%
Gary T. Wagner	50%	100%	150%
Giovanni (John) DeBari	20%	40%	60%
Marshall B. Tycher(1)	50%	125%	200%

(1)
As noted above, Mr. Tycher’s employment with us ended on May 13, 2021, and therefore Mr. Tycher did not receive any 2021 annual cash incentive plan payment; he was, however, eligible for a certain payment in respect thereof as described below under “Potential Payments Upon Termination or Change in Control.”

2021 Annual Cash Incentive Performance Metrics
The determination of 2021 annual cash incentive plan awards for the named executive officers was based on the achievement of certain performance measures approved by the Compensation Committee as described below. Given the ongoing transition of the Company from a diversified, but primarily office focused company, to a pure play multifamily REIT, the Compensation Committee focused on delivering key strategic milestones creating long-term value for shareholders rather than objectives linked to shorter term financial results. The objectives described below were set to ensure continued leasing momentum at the Waterfront submarket despite muted demand for office space in the context of work-from-home mandates, strong recovery of the multifamily segment and focus on strengthening and de-risking the Company’s balance sheet. ESG related metrics and other key milestones were also considered to ensure alignment with the overall strategic direction of the Company.
Metric	Weight	Threshold	Target	Maximum	Actual Result	Outcome
Corporate Leasing Goals
Office (Total Leasing Activity at Waterfront)	15%	68K SF	88K SF	108K SF	147K SF	Maximum
Residential (Same Store Occupancy Growth)	15%	+175 bps	+225 bps	+275 bps	+954 bps	Maximum
Residential Metrics (Out of 9 Metrics)(1)	25%	5 of 9	7 of 9	9 of 9	9	Maximum
Corporate/Office Metrics (Out of 9 Metrics)(1)	25%	5 of 9	7 of 9	9 of 9	9	Maximum
Individual Performance	20%	Specific to each executive

(1)
See the discussion below for a description of the respective nine metrics for each of the Residential and Corporate/Office components of these objectives.

Number of Metrics Completed	Percentage Completed	Bonus Achievement
Less than 5 of 9	<56%	None
5 of 9	56%	Threshold
6 of 9	67%	Between Threshold and Target
7 of 9	78%	Target
8 of 9	89%	Between Target and Maximum
9 of 9	100%	Maximum
The sections that follow describe the above-referenced Objectives for management that were approved by the Compensation Committee, including:
•
the reasons these objectives were selected;

•
the rationale for the designated hurdles; and

•
the results achieved and the corresponding payouts earned.

OBJECTIVE 1: CORPORATE LEASING GOALS
1a. Office Leasing Goal
Why was this measure chosen?
Leasing represents a crucial component of the Company’s 2021 business strategy; the amount of square feet leased has a direct impact on the current and future cash flows of our business and value of our office properties.
What was our Target and considerations in establishing the Target?
In establishing the Target for the 2021 Office Leasing Goal, the Compensation Committee considered in particular the ongoing impact of the pandemic on the office market, uncertainty around vaccine roll-out and long-term occupational strategies and widespread work from home mandates affecting existing tenants.
•
The work from home mandate resulted in New Jersey sublet space reaching the highest level since 2010 during the first quarter, continuing negative absorption rates and historically high vacancy rates (23.2% at the Hudson Waterfront submarket).

Based on, among other factors, the items considered above, the Compensation Committee established a Target for 2021 of 88,000 square feet, with a range of 68,000 square feet (Threshold) to 108,000 square feet (Maximum).
What were the Actual Results?
We ended 2021 with signed leases aggregating 147,600 square feet of space, which was above our Maximum goal of 108,000 square feet. Our leasing outperformance was driven largely by our ability to renew leases with existing tenants and secure a number of new leases. The overall leasing activity in the Hudson Waterfront submarket in 2021 remained muted at 537,500 square feet, with leasing completed by the Company accounting for approximately 36% of the market, up from 14% the year earlier. Given that achievement of goals above Maximum is capped, the performance resulted in a payout at Maximum with respect to this objective.
1b. Residential Occupancy Growth
Why was this measure chosen?
Same Store Leased Occupancy is used to measure the occupancy of properties that were owned by us in a similar manner during both the current period and prior reporting periods. The occupancy levels of our properties have a direct impact on the current and future cash flows of our business.
What was our Target and considerations in establishing the Target?
In establishing the Target for the 2021 Residential Occupancy Growth Goal, the Compensation Committee considered, among other things, the following:
•
The Same Store occupancy at the end of 2020 was 86.9%, significantly below pre-pandemic levels.

•
Large corporate move-outs at several Jersey City properties resulting in a significant amount of required lease-up.

•
The Compensation Committee also considered the ongoing impact of the COVID-19 pandemic as we began the 2021 calendar year and its link to potential further downside risk at the time given ongoing uncertainty around vaccine roll-out, new variants and longer term work from home policies, impacting return of residents to urban areas.

Based on, among other factors, the items considered above, the Compensation Committee established a Target for 2021 of +225 bps compared to the previous year, with a range of +175 bps (Threshold) to +275 bps (Maximum).

What were the Actual Results?
We ended 2021 with Same Store occupancy of 96.4%, which was 954 bps above the 2020 Same Store occupancy of 86.9%. This was well above our Maximum goal of 275 bps and exceeded the pre-pandemic occupancy as of March 8, 2020 by 280 bps. Our leasing outperformance was reflecting the unexpectedly strong resurgence in the multifamily segment, high quality of our assets and enhanced focus on multifamily operations under the new management.
Given that achievement of goals above Maximum is capped, the performance resulted in a payout at Maximum, with respect to this objective.
OBJECTIVE 2: RESIDENTIAL AND OTHER ASSETS METRICS
Why were these measures chosen?
The residential segment represents a significant portion of the Company’s operations. Following disposals of suburban office properties during 2020 and 2021, operating residential properties became a key contributor to net cash flow generated by the Company. Therefore, the Committee included lease-up of residential properties delivered in 2021 and same property NOI growth as objectives in this component.
The Company owns a significant land bank and while new development activity remains muted, progress with zoning remains crucial to preserve and enhance the value of the land bank. Therefore, the Compensation Committee included various zoning and development milestones as well as property-level financing objectives in this component.
What was our Target and considerations in establishing the Target?
In establishing the Target for the 2021 Residential/Other Assets Metrics, the Compensation Committee reviewed the Company’s business plan and considered, among other things, the following:
•
Performance of the residential segment has suffered during the pandemic. Occupancy dropped to 86.9% as of year-end 2020 as discussed above and Same Store 2020 NOI growth was 13% below 2019.

•
The Company was launching 3 new developments, or lease-up properties, during 2021, two of which were in the Port Imperial submarket (New Jersey), competing directly with other assets owned and/or managed by the Company.

The Compensation Committee then selected 9 objectives. Achievement of 7 of the 9 objectives equated to Target performance, with a range of 5 of 9 equating to Threshold, and 9 of 9 equating to Maximum performance. The table below lists each objective and the Company’s final achievement relative to each objective.

Residential Metrics
Objective	Performance Requirement	Description of Performance	Goal Achieved?
Residential Performance
2021 Delivery Lease-Up	>40% Leased	>96% Leased	✓
Same Property NOI Growth	-4.8% or better	-4.4%	✓
Land Bank Zoning and Disposal
Start or Sell a Multifamily Project/Site	Binary (Y/N)	Urby II under contract; Park Parcel LOI	✓
Receive Site Plan Approval on URBY Future Phases	Binary (Y/N)	Under contract for sale price based on full plan approval	✓
Upzone/Rezone Parcel 2 at Port Imperial	Binary (Y/N)	Approved in August 2021	✓
Upzone/Rezone Parcel 1/3 at Port Imperial	Binary (Y/N)	Approved in August 2021	✓
Financing and Other
Refinance Two Construction Loans	Binary (Y/N)		✓
Company Existing Guaranty Reduction	>$15M	$22.3M removed ($6.3M – Short Hills; $16M – Monaco)	✓
Extend PI Hotel Mortgage maturity by a minimum of 12 months and re-open Hotel properties to mitigate operating losses	Binary (Y/N)	Modification closed on May 28, 2021; Hotel opened in May	✓
What were the Actual Results?
We achieved 9 of the 9 objectives in 2021, which resulted in Maximum payout for this component.
OBJECTIVE 3: CORPORATE/OFFICE METRICS
Why was this measure chosen?
•
Environmental, Social and Governance:   ESG matters have not only become increasingly important to us as a company, but also to our investors and the communities in which we operate. Improving upon our ESG ratings and employee engagement initiative has helped us retain employees, manage operating costs, attract premium tenants and ultimately enhance portfolio value.

•
Dispositions:   Sales of the Company’s suburban portfolio as well as other non-strategic assets in 2021 was critical for the Company to be able to repay corporate bonds due in 2022 and 2023. The target volumes were set to ensure the Company can meet its 2022 financial obligations.

•
Financing:   As noted above, the Company had $575 million of bonds maturing in 2022, presenting a risk to its balance sheet. Repayment of corporate debt together with new revolving credit facility (“RCF”) was a crucial step to de-risk the Company’s balance sheet.

•
Other criteria were connected to the Company’s major capital projects required to increase occupancy of our remaining office space and reduce general and administrative expenses to preserve cash flow.

The Compensation Committee then selected 9 objectives. Achievement of 7 of the 9 objectives equated to Target performance, with a range of 5 of 9 equating to Threshold, and 9 of 9 equating to Maximum performance. The table below lists each objective and the Company’s final achievement relative to each objective.

Objective	Performance Requirement	Description of Performance	Goal Achieved?
Environmental, Social and Governance
Improve composite ISS Quality Score(1)	5	2	✓
Implement On-Line Performance Management Program	>75% participation	76.2% participation	✓
Financing
RCF	$200M	$250M closed May 6, 2021	✓
Total Corporate (Bonds)/Mortgage Debt Repayment	$350M	$503.2M	✓
Disposal Activity
Non-Core Land & Retail Sales	>$40M	$43M	✓
Suburban Office Gross Sales Proceeds	$350M	$510M	✓
Other
Harborside Plaza 1 Re-Skin(2)	Binary (Y/N)	Y	✓
Whole Foods Completion(3)	Binary (Y/N)	Y	✓
G&A Reduction(4)	>5%	5.1%	✓

(1)
Measured using an average of each month in 2021.

(2)
Defined as Plaza 1 in substantially complete condition.

(3)
Defined as substantial completion of landlord’s obligation.

(4)
Based on core G&A expense and excluding executive equity compensation expense, one-time items for severance, and costs around strategic alternatives.

What were the Actual Results?
We achieved 9 of the 9 objectives in 2021, which resulted in Maximum payout for this component.
OBJECTIVE 4: DISCRETIONARY PERFORMANCE ASSESSMENT
The Committee further determined that achievement of each executive’s discretionary assessment was at the maximum level. In so determining, the Compensation Committee considered how each individual executive performed and contributed to the Company’s go-forward strategy, as evidenced by the following specific achievements in fiscal 2021:
•
Contributions to transitioning the Company from an office REIT to a pure-play multifamily company while managing the ongoing impacts of the pandemic.

•
Carrying out the Company’s simplification and reorganization resulting in operational efficiencies and run rate expense savings.

•
Accelerating the Company’s ESG efforts and initiatives including obtaining WELL Health and Safety certification and procuring common area electricity from 100% renewable sources across all wholly owned multifamily properties.

•
Disposing of the suburban portfolio as well as closing binding contracts for two Waterfront office properties.

•
Commencing the Company’s IT infrastructure transition to a Cloud based system with enhanced security features.

•
Completing the three development properties despite supply chain challenges and stabilizing them ahead of underwriting.

2021 Annual Cash Incentive Payment Amounts
Accordingly, the total 2021 cash incentive plan payouts for the named executive officers under the 2021 cash incentive plan were as follows:
Named Executive Officer	2021 Bonus
Mahbod Nia	$2,400,000
David J. Smetana	$675,000
Ricardo Cardoso	$1,100,000
Gary T. Wagner	$675,000
Giovanni (John) DeBari	$270,000
Long-Term Incentive Compensation
The Compensation Committee, together with the Compensation Consultant, has designed the long-term incentives for the named executive officers to be strongly tied to objective, quantifiable long-term performance metrics in line with current trends and recognized corporate governance “best practices.” Historically, the Company utilized long-term incentive compensation in the form of service-based and performance-based equity awards to focus executives on the long-term performance of the Company, to retain key executives, to align their interests with those of our stockholders, and to promote the success and enhance the value of the Company.
For 2020, in order to emphasize pay-for-performance and provide more upside potential, as well as downside risk, in the long-term incentive program (“LTIP”), 100% of the grants were subject to performance-based vesting. For 2021, to further refine a balance between retention and performance considerations, the Compensation Committee returned to its practice of granting awards with a mix of service-based and performance-based vesting requirements, all as more fully described below (other than for Mr. Cardoso, who received a special LTIP award, and Ms. Gilmartin, who did not receive any LTIP award). All of the 2021 LTIP awards were in the form of restricted stock units and were made under the stockholder approved 2013 Incentive Stock Plan (as amended and restated and most recently approved by stockholders at the 2021 annual meeting, the “2013 Plan”) and related forms of award agreements. The target LTIP grant level for Mr. Tycher represented a 10% decrease over his 2020 level while the annualized target LTIP grant level for Mr. Smetana represented a 40% increase over his 2020 level to better align his pay opportunity with competitive market practices.
Service-Vesting Stock Units (RSUs)
The RSUs granted to the named executive officers in 2021 vest ratably over a three-year service period, generally subject to continued employment. The RSUs incorporate an additional Operational Outperformance Modifier (subject generally to continued service through the three-year 2021-2023 performance period) which can result in an award of up to 200% of the target number of RSUs, based on the achievement of superior results for 2023 AFFO attainment ranging from $0.40 per share (at which level no additional award is earned) up to or exceeding $0.60 per share (at which level the award is earned at 200%), with linear interpolation between those threshold and maximum amounts. At the time these RSUs were granted, the achievement of the outperformance AFFO goals was not probable. This outperformance modifier is designed to incentivize exceptional operational execution on the Company’s turnaround strategy.
Performance-Vesting Stock Units (PSUs)
The 2021 PSUs are designed to align executive and stockholder interests by tying executive performance to relative and absolute stock performance of the Company over a three-year performance period from April 21, 2021 through April 20, 2024. Recipients will earn the full awards only if, over the three-year performance period, the Company achieves a thirty-six percent (36%) absolute TSR and if the Company’s TSR is in at least the 75th percentile of performance as compared to a peer group of twenty-four office REITs, diversified REITs, and multi-family REITs (the “TSR Peer Group”). For the 2021 PSU program, the TSR Peer Group is composed of the following companies: American Assets Trust, Inc.; Apartment Investment and Management Company; AvalonBay Communities, Inc.; Boston Properties, Inc.;

Brandywine Realty Trust; Camden Property Trust; Columbia Property Trust, Inc.; Corporate Office Properties Trust; Cousins Properties Incorporated; Douglas Emmett, Inc.; Empire State Realty Trust, Inc.; Equity Residential; Essex Property Trust, Inc.; Highwoods Properties, Inc.; Hudson Pacific Properties, Inc.; Independence Realty Trust, Inc.; JBG SMITH Properties; Kilroy Realty Corporation; Mid-America Apartment Communities, Inc.; Paramount Group, Inc.; Piedmont Office Realty Trust, Inc.; SL Green Realty Corp.; UDR, Inc.; and Washington Real Estate Investment Trust.
Under the PSU program, the named executive officers have the opportunity to vest in the PSUs, which ultimately will be settled in shares of Common Stock, according to the following schedule, with linear interpolation for performance between the specified levels:
	Relative TSR (25% of total 2021 PSUs)		Absolute TSR (75% of total 2021 PSUs)
	Company Absolute 3-Year TSR	Payout as % of Target LTIP Units	CLI 3-Year TSR Percentile Rank	Payout as % of Target LTIP Units
< Threshold	<18%	0%	<35th Percentile	0%
Threshold	18%	40%	35th Percentile	40%
Target	27%	100%	55th Percentile	100%
Maximum	36%	160%	75th Percentile	160%
The threshold, target and maximum TSR metrics were designed to promote value creation over a long-term period and reward management for absolute and relative TSR performance. The 75%/25% weightings for absolute and relative TSR, respectively, represent a change from the 2020 weightings of 50%/50% for the performance awards granted then. The Compensation Committee determined that a greater emphasis on absolute TSR was appropriate so that most shares would vest only after our stockholders receive a meaningful return over the performance period. Furthermore, unlike the performance award made in 2020, the number of shares earned is not subject to a further ratable vesting period over the two years following the end of the performance period in respect of half the earned awards because the Compensation Committee determined that, at least for the 2021 performance awards, a three-year service vesting period that runs over the course of the performance incentive provides sufficient incentive to retain the named executive officers in the circumstances.
Mr. Cardoso’s Sales-Focused Equity Award
In January 2021, Mr. Cardoso was granted a “sales-focused” equity award with a target grant-date fair value of $2 million that was designed to be in lieu of annual LTI awards for 2021 and 2022. The award was subject to the achievement of certain sales performance milestones with respect to commercial asset dispositions by the Company from August 1, 2020 to December 31, 2022. The sales milestones were based on the aggregate gross sales prices of certain assets (provided the asset was sold for not less than 85% of its estimated net asset value), according to the following table with linear interpolation of payouts for performance between levels:
Performance Level	Sales Volume	Payout (% of Target Shares)
< Threshold	<$500 mil.	0%
Threshold	$500 mil.	50%
Target	$700 mil.	100%
Maximum	>= $900 mil.	200%
The award target value was set to exceed volume of sales required to repay corporate bonds as discussed above; at the time these goals were set, the Company did not anticipate office disposals beyond the suburban assets. Mr. Cardoso’s employment with us terminated on April 1, 2022. Actual aggregate gross sales volume from August 1, 2020 through April 1, 2022 was $1.2 billion resulting in 200% of the target number of shares being earned.

CEO Sign-On Option Grant
In connection with his commencement of service as our Chief Executive Officer, the Company on March 10, 2021 granted Mr. Nia a one-time, sign-on “inducement” award of 950,000 stock options to purchase the Company’s Common Stock at an exercise price of $15.79 per share. These options have a seven-year term and vest and become exercisable in three substantially equal installments on each of the first three anniversaries following the date of grant (the “Sign-On Award”). The Committee awarded these options to create a strong incentive for Mr. Nia to execute strategies that result in significant appreciation in our stock price.
Results of 2019 Outperformance Plan
In March 2019, the Company granted LTIP awards to senior management of the Company, including the Company’s named executive officers who were then employed by the Company. All of the 2019 awards constituted awards under the 2013 Plan. 50% of each executive’s target award cliff vested after three years subject to the executive’s continued service. The remaining 50% (the “2019 PBV LTIP Units”) was designed to reward achievement of relative and absolute total shareholder return goals as measured over a three-year performance period beginning March 22, 2019. Participants would only earn the full awards if, over the three-year performance period, the Company had achieved a 36% absolute TSR and if the Company had been in at least the 75th percentile of performance versus the TSR Peer Group (as constituted for purposes of the program).
Earned LTIP Units, if any, would have been subject to further service-vesting requirements, with 50% vesting at the end of the performance period on March 21, 2022, and the remaining 50% vesting in two equal annual installments thereafter, generally subject to continued employment. As of the end of the three-year performance period, however, the 2019 PBV LTIP Units finished below threshold for both the absolute TSR component and the relative TSR component. Accordingly, none of the 2019 PBV LTIP Units satisfied the performance requirements and they were forfeited.
Interim Chief Executive Officer Compensation Arrangements
Ms. Gilmartin was appointed to serve as our interim Chief Executive Officer, effective as of July 25, 2020. Ms. Gilmartin, although an executive officer, was not engaged as our employee; her services as interim Chief Executive Officer were made available through a letter agreement (the “Interim CEO Agreement”) that we entered into on July 24, 2020 with MAG Partners, an entity wholly owned by Ms. Gilmartin. While serving as our interim Chief Executive Officer, Ms. Gilmartin did not receive any additional fees or other compensation for her service as a director on the Board of Directors or on the Roseland Residential Trust board of directors.
On January 22, 2021, the Interim CEO Agreement was extended for up to six months, expiring upon the earliest of (i) July 25, 2021, (ii) the commencement of employment of a Chief Executive Officer of the Company, or (iii) a date selected by the Board of Directors. MAG Partners continued to receive a monthly fee of $150,000 through July 25, 2021, and, in exchange, agreed to make Ms. Gilmartin available to transition her duties to her successor for any balance of the extension period following the appointment of a permanent Chief Executive Officer. Ms. Gilmartin’s appointment as our interim Chief Executive Officer ended upon the appointment of Mahbod Nia as our permanent Chief Executive Officer effective March 8, 2021.
Chief Executive Officer Employment Agreement and Compensation Arrangements
On March 2, 2021, the Company and Mack-Cali UK Ltd., a wholly owned subsidiary of the Operating Partnership, entered into an employment agreement with Mr. Nia (the “Nia Employment Agreement”) as the Company’s Chief Executive Officer that provides as follows:
•
An initial term of three years, commencing on March 8, 2021 (the “Effective Date”), subject to automatic annual renewals thereafter unless earlier terminated;

•
An annual base salary of $800,000, subject to potential merit increases (but not decreases) each year;

•
A target annual bonus opportunity of 150% of base salary (the “Target Bonus”), with a threshold bonus of 50% of the Target Bonus, and a maximum bonus of 200% of the Target Bonus, based on performance goals to be established annually by the Compensation Committee;

•
Each calendar year while Mr. Nia is employed, Mr. Nia is eligible for an annual equity award under the Company’s then-current equity incentive plan with a target annual aggregate grant date fair value of $4,000,000. One-half of each annual equity award will vest subject to time-based vesting conditions, and the remaining one-half of each annual equity award will vest subject to performance-based vesting conditions.

•
As noted above, Mr. Nia was also entitled to the Sign-On Award.

•
In addition to standard employee benefits (including health coverage for Mr. Nia and his dependents in the U.S. and the U.K., not to exceed a cost to the Company of $25,000 per year), Mr. Nia will receive up to $30,000 per year in tax compliance assistance, and, in the event that Mr. Nia relocates his principal residence to the Jersey City, New Jersey metropolitan area, reimbursement for relocation costs up to $50,000 in the aggregate.

•
Upon a termination on account of death or disability, Mr. Nia, or his beneficiaries in the case of death, will receive accrued and unpaid base salary, expense reimbursement and benefits under the applicable health and welfare plans through the termination date, a prorated target bonus for the year of termination, up to 12 months of continued medical coverage for Mr. Nia and his dependents, and vesting of a prorated portion of the next installment of the Sign-On Award scheduled to vest. Other outstanding equity awards will be treated in accordance with their terms.

•
Upon a termination without “cause” (as defined in the Employment Agreement) or by Mr. Nia for “good reason” (as defined in the Employment Agreement), subject to execution of a release of claims, Mr. Nia will be entitled to (i) cash severance equal to 2 times (the “Multiplier”) the sum of his base salary and target bonus, paid in equal installments over a 2-year period following the date of his termination, but, if such termination occurs within the period commencing three months prior to a “change in control” (as defined in the Employment Agreement) and ending 1 year following a “change in control,” the Multiplier will increase to three times and the cash severance will be paid in a lump sum; (ii) up to 18 months of continued medical coverage for Mr. Nia and his dependents; (iii) accelerated vesting of any then-outstanding portion of the Sign-On Award or other time-based equity awards; and (iv) eligibility to vest in a prorated amount of outstanding performance-based equity awards, based on the amount of time Mr. Nia remained employed during the applicable performance period and actual performance over the applicable performance period.

•
Under the Employment Agreement, Mr. Nia will be subject to certain restrictive covenants, including non-competition and non-solicitation covenants during his employment and for one year following termination of employment, and perpetual confidentiality and non-disparagement covenants.

Severance and Change-in-Control Payments
Each of our named executive officers (other than Ms. Gilmartin) was subject to an employment agreement with the Company in 2021. These agreements provide for certain severance benefits in the event of termination of their employment in certain circumstances. These benefits are commonly offered among peer companies, and therefore enable us to attract and retain key talent. In particular, they ensure the retention of our named executive officers when considering potential transactions which may create uncertainty as to their continued employment. The employment agreements for each of the named executive officers that were in effect in 2021 provided for severance payments in the event of involuntary termination without cause or constructive termination for good reason and double trigger severance benefits in the event of a change in control that are generally one and one-half (1.5) or two (2.0) times the sum of annual base salary and bonus for the named executive officer. See “— Certain Separation Arrangements” and “— Potential Payments Upon Termination or Change in Control” below for a summary of the terms and conditions of certain separation arrangements entered into with certain of our named executive officers upon their termination of employment with us.
Benefits and Other Compensation
401(k) Savings Plan.   The Company maintains a tax-qualified defined contribution plan (the “401(k) Plan”) for the benefit of all its eligible employees, including the named executive officers. The provisions and features of the plan apply to all participants in the plan, including the named executive officers. Eligible employees may elect to defer from one percent (1%) up to sixty percent (60%) of their annual compensation on a pre-tax basis to the 401(k) Plan, subject to certain limitations imposed by federal law. The Company may make discretionary matching or profit sharing contributions to the 401(k) Plan on behalf of eligible participants in any plan year. Participants are always one-hundred percent (100%) vested in their pre-tax contributions and will begin vesting in any matching or profit sharing contributions made on their behalf after two years of service with the Company at a rate of twenty percent (20%) per year, becoming one-hundred percent (100%) vested after a total of six years of service with the Company. All contributions are allocated as a percentage of compensation of the eligible participants for the plan year. The assets of the 401(k) Plan are held in trust and a separate account is established for each participant. A participant may receive a distribution of his or her vested account balance in the 401(k) Plan in a single sum or in installment payments upon his or her termination of service with the Company. In 2021, there were $537,000 in discretionary matching or profit sharing contributions made by the Company to the plan on behalf of all employees, including $43,500 on behalf of the named executive officers.
Other Compensation.   The Company offers limited perquisites to certain of its executive officers in the form of vehicle allowances. See note 12 under “Executive Compensation — Summary Compensation Table”. The Company does not offer qualified or non-qualified defined benefit plans to its executive officers or employees, nor does it offer non-qualified defined contribution plans.
Equity Ownership Guidelines
In order to align the interests of our directors and executives with the interests of our stockholders, we adopted stock ownership guidelines for executive officers and non-employee directors in April 2021. Minimum required ownership levels for executive officers are a multiple of base salary and for non-employee directors are a multiple of the annual cash retainer as follows:
Multiple of Salary/Retainer
CEO	5x Salary
EVP-level	2x Salary
Non-Employee Directors	5x Cash Retainer
Shares that count toward ownership include: directly owned shares of Common Stock, directly owned units of limited partnership interest of our operating partnership (“LTIP Units”), beneficially owned shares held indirectly (e.g., by immediate family members or trusts), and vested share units in a non-qualified deferral arrangement and shares held in the 401(k) Plan. Unexercised stock options, unconverted Class AO LTIP Units (“AO LTIPs”), and unearned performance-based stock units or LTIP Units do not count as ownership under the guidelines. Until the required ownership level is achieved, the executive or director must retain 50% of the shares remaining after payment of taxes and, if applicable, the exercise price upon the exercise of stock options, conversion of AO LTIPs, or vesting of time-based or performance-based stock units or LTIP Units. In February 2022, we increased this retention requirement from 50% to 100% of net-after-tax shares.
Prior to April 2021, equity ownership guidelines applied to the Chief Executive Officer and required the executive to own an aggregate of 250,000 shares of the Common Stock or any derivatives that may be settled in shares of the Common Stock, within three years of being appointed. These guidelines did not apply to Ms. Gilmartin in her role as our interim Chief Executive Officer.
Compensation Clawback Policy
In April 2021, we adopted a compensation clawback policy that enables the Board of Directors to recover performance-based cash and equity incentive compensation paid to certain current or former executives (“Covered Employees” as defined below) in the event of a restatement of our financial results in certain circumstances, as described below. Specifically, the policy provides that if (i) we are required to restate our financial statements due to material non-compliance by the Company with any financial reporting requirement under the securities laws (other than a restatement due to changes in accounting policy, generally accepted accounting principles or applicable law), (ii) fraud or willful misconduct contributed to the requirement to restate our financial statements, and (iii) a lower incentive-based compensation award would have been made to one of more Covered Employees based on the restated financial results, then the Board is entitled to recover the overpayment. Covered Employees include current and former executive officers and any current or former employee required by the Company to provide backup certifications for quarterly financial reports. The policy permits clawback from any Covered Employee who received an overpayment, irrespective of whether the executive contributed to the fraud or willful misconduct. The policy applies to any overpayment received after the effective date of the policy, based on the affected consolidated financial statements for up to three years after an incentive-based compensation award is earned.
Anti-Hedging/Anti-Pledging Policy
The Board of Directors has adopted a policy that provides that executive officers, employees, and directors may not acquire securities issued by the Company or any of its affiliates using borrowed funds, may not use margin in respect of securities issued by the Company or any of its affiliates, may not pledge securities issued by the Company or any of its affiliates as collateral, and may not engage in hedging or other transactions with respect to their ownership of securities issued by the Company or its affiliates, each of which the Board of Directors believes would be inconsistent with the purposes and intent of the stock ownership guidelines applicable to directors and the executive officers.
Compensation Risk Assessment
In setting compensation, the Compensation Committee considers the risks to our stockholders that may be inherent in our compensation programs. At the direction of the Compensation Committee, we conducted a risk assessment of our compensation programs, including our executive compensation programs. The Compensation Committee reviewed and discussed the findings of this assessment and concluded that our compensation programs are designed with the appropriate balance of risk and reward in relation to our overall business strategy and do not incentivize employees to take unnecessary or excessive risks. Although a significant portion of our executives’ compensation is performance-based and “at-risk,” we believe our executive compensation plans are appropriately structured and are not reasonably likely to result in a material adverse effect on the Company. We considered the following elements of our executive compensation plans and policies when evaluating whether such plans and policies encourage our executives to take unreasonable risks:
•
We set performance criteria that we believe are challenging, yet reasonable in light of past performance and market conditions, and we use a variety of performance metrics that we believe correlate to long-term creation of stockholder value and that are affected by management decisions;

•
Our executive compensation program includes an appropriate balance of fixed versus variable pay, cash versus equity, and short-term versus long-term incentive compensation elements;

•
We provide a significant portion of long-term incentive compensation in the form of performance based and service-based stock units and LTIP Units. The amounts ultimately earned under the awards are tied to how we perform and requisite service-based vesting over multiple years, which focuses management on sustaining our long-term performance;

•
Payouts under our performance-based awards have a range of payout opportunity and may result in some compensation at levels below full target achievement, rather than an “all-or-nothing” approach; and

•
The Compensation Committee considers non-financial and other qualitative performance factors in determining actual compensation payouts.

In sum, we believe our executive compensation program is structured so that (i) we maintain a conservative risk profile that aims to achieve strong stockholder returns and long-term results; (ii) we avoid the type of disproportionately large short-term incentives that could encourage executives to take risks that may not be in our long-term interests; (iii) we provide incentives to manage for long-term performance; and (iv) a considerable amount of the wealth of our executives is tied to our long-term success. We believe this combination of factors encourages our executives to manage the Company in a prudent manner. The Compensation Committee specifically considered compensation risk implications during its deliberations on annual cash incentive plan awards and performance metrics for all executive officers.
Compensation Committee Report
The Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed that analysis with management. Based on its review and discussions with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement (and incorporated by reference into the Company’s 2021 Annual Report). This report is provided by the following independent directors, who comprise all of the members of the Compensation Committee:
COMPENSATION COMMITTEE OF
THE BOARD OF DIRECTORS
Frederic Cumenal, Chair
A. Akiva Katz
Victor B. MacFarlane
Compensation Committee Interlocks and Insider Participation
During and until June 9, 2021, the Compensation Committee consisted of Frederic Cumenal, Chair, Michael Berman, and A. Akiva Katz. Victor B. MacFarlane replaced Mr. Berman on the Compensation Committee on June 9, 2021. During 2021 and since then, no member of the Compensation Committee was at any time an officer or employee of the Company, and no member had any relationship with the Company requiring disclosure as a related-person transaction in the section “Certain Relationships and Related Transactions” of this Proxy Statement. No executive officer of the Company has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of our Board of Directors or Compensation Committee during 2021 or since then.

EXECUTIVE COMPENSATION
The following table sets forth certain information concerning the compensation of our named executive officers for the Company’s fiscal years ended December 31, 2021, 2020 and 2019, respectively. Information for Messrs. Nia and DeBari are only shown for fiscal 2021, as Messrs. Nia and DeBari initially became named executive officers in fiscal year 2021. For Mr. Nia, the table below only shows compensation paid to Mr. Nia in respect of his service as our Chief Executive Officer. For a summary of the compensation paid to Mr. Nia in his capacity as a non-employee director in 2021 prior to his appointment as Chief Executive Officer, see “Director Compensation” below.
Summary Compensation Table
Name and Principal Position	Year	Salary($)(6)	Bonus ($)	Stock Awards ($)(7)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(10)	All Other Compensation ($)	Total($)
Mahbod Nia(1) Chief Executive Officer	2021	652,603	—	4,000,000	3,866,500(8)	2,400,000	50,000(11)	10,969,103

David J. Smetana(2) Former Chief Financial Officer	2021	450,000	—	700,000	—	675,000	15,600(12)	1,840,600
	2020	450,000	—	500,000	—	416,250	15,600	1,381,850
	2019	450,000	—	400,007	—	405,000	15,600	1,270,607
Ricardo Cardoso Former Chief Investment Officer(2)	2021	550,000	—	2,000,000	—	1,100,000	15,600(12)	3,665,600
	2020	482,693	—	500,000	—	508,750	15,600	1,507,043
	2019	450,000	—	400,007	—	405,000	15,600	1,270,607
Gary T. Wagner Former General Counsel and Secretary(2)	2021	450,000	—	500,000	—	675,000	—	1,625,000
	2020	450,000	—	500,000	—	416,250	—	1,366,250
	2019	450,000	—	400,007	—	405,000	6,600	1,261,607
Giovanni M. DeBari(3) Former Chief Accounting Officer	2021	450,000	—	175,000	—	270,000	—	895,000

MaryAnne Gilmartin(4) Former Interim Chief Executive Officer	2021	1,045,480	—	—	760,704(9)	—	—	1,806,184
	2020	764,384	500,000	—	508,860	—	10,000	1,783,244
Marshall B. Tycher(5) Former Chairman of Veris Residential Trust (formerly Roseland Residential Trust)	2021	307,692	—	1,800,000	—	—	4,055,835(13)	6,163,527
	2020	800,000	—	2,000,000	—	970,000	—	3,770,000
	2019	800,000	—	2,000,004	—	1,360,000	7,615	4,167,619

(1)
Mr. Nia was appointed Chief Executive Officer effective March 8, 2021.

(2)
Mr. Smetana resigned as Chief Financial Officer effective March 31, 2022. Mr. Cardoso’s and Mr. Wagner’s employment ended with us on April 4 and April 15, 2022, respectively.

(3)
Mr. DeBari was terminated by the Company without cause as Chief Accounting Officer effective January 12, 2022.

(4)
Ms. Gilmartin ceased to serve as Interim Chief Executive Officer effective March 8, 2021 concurrent with Mr. Nia’s appointment as Chief Executive Officer.

(5)
Mr. Tycher was terminated by the Company without cause effective May 13, 2021 and is serving as a consultant to the Company from May 14, 2021 through November 14, 2022.

(6)
This column includes base salary paid to our named executive officers, except for Ms. Gilmartin. With respect to Ms. Gilmartin, this column includes the monthly cash fees paid to MAG Partners pursuant to which Ms. Gilmartin’s services as interim Chief Executive Officer were made available to us.

(7)
This column represents the grant date fair value of Share Awards computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. Share Awards for Messrs. Nia, Smetana, Wagner, DeBari and Tycher consist of (i) service-vesting RSUs and (ii) performance-vesting PSUs granted on April 21, 2021. Share Awards for Mr. Cardoso consists of performance-vesting long-term incentive plan units (“LTIP Units”) of limited partnership interests in the Operating Partnership granted to Mr. Cardoso on January 4, 2021 and intended to serve as an equity award for Mr. Cardoso for fiscal years 2021 and 2022. The grant date fair value of each RSU awarded on April 21, 2021 was equal to the closing price on the NYSE on the date prior to the award date ($16.27). The grant date fair value for the PSUs awarded to Messrs. Nia, Smetana, Wagner, DeBari and Tycher on April 21, 2021, in the maximum amounts of 227,790, 39,863, 28,474, 5,378 and 55,317 PSUs was $8.78 per PSU and was determined using a Monte Carlo simulation probabilistic valuation model, disregarding for this purpose the estimate of forfeitures related to time-based vesting conditions. The grant date fair value of Mr. Cardoso’s LTIP Units in the maximum amount of 334,449 LTIP Units was equal to the closing price on the NYSE on the award date ($11.96). The amounts listed in this column include the following amounts for PSUs awarded in 2021: for Mr. Nia, $2,000,000; for Mr. Smetana, $350,000; for Mr. Wagner, $250,000; for Mr. DeBari, $87,500; and for Mr. Tycher, $900,000. Similarly, the amounts listed in this column also include the following amounts in respect of RSUs awarded in 2021 that include an outperformance modifier which could increase the number of shares issuable under the award: for Mr. Nia, $2,000,000; for Mr. Smetana, $350,000; for Mr. Wagner, $250,000; for Mr. DeBari, $87,500; and for Mr. Tycher, $900,000. Per SEC rules, the values of these RSUs and Mr. Cardoso’s LTIPs are reported based on their grant date fair values, which reflect that the achievement of the outperformance goals was not considered probable on the grant date. The grant date value of the maximum number of LTIPs and RSUs that may be earned under these awards if the outperformance goals are achieved is: $4,000,000 for Mr. Nia; $700,000 for Mr. Smetana; $4,000,000 for Mr. Cardoso; $500,000 for Mr. Wagner; $175,000 for Mr. DeBari; and $1,800,000 for Mr. Tycher. For a discussion of the Company’s assumptions and accounting treatment of its equity compensation awards, see Note 2: Significant Accounting Policies — Stock Compensation, to the Company’s financial statements beginning on page 78 of the 2021 Annual Report.

(8)
On March 10, 2021, in connection with the appointment of Mr. Nia to serve as our Chief Executive Officer, Mr. Nia was granted 950,000 stock options with an exercise price of $15.79 per share. Amounts shown in fiscal year 2021 represent the grant date fair value of these options as calculated in accordance with FASB ASC 718 ($4.07 per option). The options shall vest and become exercisable in three substantially equal installments on each of the first three anniversaries of the March 10, 2021 grant date, subject to Mr. Nia’s continued employment by us through each such vesting date.

(9)
On July 24, 2020, in connection with the appointment of Ms. Gilmartin to serve as our interim Chief Executive Officer, MAG Partners was granted 230,000 stock options with an exercise price of $14.39 per share (the “Regular Options”) and 100,000 stock options with an exercise price of $20.00 per share (the “Premium Options”). Although all of the stock options were fully vested, 57,505 of the Regular Options and all 100,000 of the Premium Options (together, the “Approval-Subject Options”) were granted expressly subject to and conditioned upon (and could not be exercised, in whole or in part, until) the approval by the Company’s stockholders at the 2021 annual meeting of stockholders of a sufficient increase in the number of shares of Common Stock available for issuance under the Company’s equity compensation plans to cover the Approval-Subject Options. Amounts shown in fiscal 2021 represent the grant date fair value of the 157,505 Approval-Subject Options approved by stockholders at the 2021 annual meeting of stockholders, as calculated in accordance with FASB ASC 718 ($5.89 per Regular Option and $4.22 per Premium Option). For a discussion of the Company’s assumptions and accounting treatment of its equity compensation awards, see Note 2: Significant Accounting Policies — Stock Compensation, to the Company’s financial statements beginning on page 78 of the 2021 Annual Report.

(10)
The 2021 annual cash incentive plan awards were paid on March 7, 2022 for employees in the U.S. and March 11, 2022 for employees in the U.K. in respect of 2021 performance based on the achievement of the 2021 performance metrics. See “Compensation Discussion and Analysis — Components of Compensation in 2021 — Annual Cash Incentive Plan Compensation” above.

(11)
Includes $50,000 for the reimbursement of Mr. Nia’s legal fees in connection with the negotiation of his initial employment agreement with the Company.

(12)
Includes annual vehicle allowances for Messrs. Smetana and Cardoso in the amounts of $15,600 and $15,600, respectively.

(13)
Includes severance payments and benefits paid in connection with Mr. Tycher’s termination of employment, including: (a) an aggregate severance payment of $2,700,000; (b) a prorated target bonus payment of $364,384; (c) consulting fees of $233,333; (d) milestone payments of $650,000 pursuant to his consulting agreement; (e) COBRA payments of $41,451; and (f) payout of accrued but unused vacation time in the amount of $66,667.

Grants of Plan-Based Awards
Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)(1)			Estimated Future Payouts Under Equity Incentive Plan Awards (#)(2)			All Other Stock Awards: Number of Shares of Stock or Units(3)	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards ($)(4)
		Threshold	Target	Maximum	Threshold	Target	Maximum
Mahbod Nia	3/10/2021								950,000	15.79	3,866,500
	4/21/2021	600,000	1,200,000	2,400,000	56,948	142,369	227,790	122,926	—	—	4,000,000
David J. Smetana	4/21/2021	225,000	450,000	675,000	9,966	24,914	39,863	21,512	—	—	700,000
Ricardo Cardoso	1/04/2021	275,000	550,000	1,100,000	83,612	167,225	334,449	—	—	—	2,000,000
Gary T. Wagner	4/21/2021	225,000	450,000	675,000	7,119	17,796	28,474	15,366	—	—	500,000
Giovanni M. DeBari	4/21/2021	112,500	180,000	270,000	2,492	6,229	9,966	5,378	—	—	175,000
MaryAnne Gilmartin(5)	6/09/2021	—	—	—	—	—	—	—	100,000	20.00	422,000
	6/09/2021	—	—	—	—	—	—	—	57,505	14.39	338,704
Marshall B. Tycher	4/21/2021	400,000	1,000,000	1,600,000	25,627	64,066	102,506	55,317	—	—	1,800,000

(1)
Represents threshold, target, and maximum bonus opportunities under our 2021 annual cash incentive plan. As noted above, Mr. Tycher’s employment with us ended on May 13, 2021, and therefore Mr. Tycher did not receive a bonus in respect of fiscal year 2021 performance. Instead, pursuant to his former employment agreement with us, Mr. Tycher received a prorated target bonus in connection with his termination of employment. See the discussion below under “Potential Payments Upon Termination or Change in Control” for further information.

(2)
Represents PSU awards subject to performance-based vesting conditions for Messrs. Nia, Smetana, Wagner, DeBari and Tycher and an LTIP Unit award subject to performance-based vesting conditions for Mr. Cardoso.

(3)
These RSUs also include an outperformance modifier that could increase the original award up to 200% based on our achievement of superior results for AFFO through December 31, 2023.

(4)
The amounts shown in this column represent the grant date fair value of awards on the date of grant, computed in accordance with FASB ASC 718.

(5)
Represents the grant date for the 157,505 Approval-Subject Options awarded to MAG Partners in connection with the appointment of Ms. Gilmartin to serve as our interim Chief Executive Officer that were subject to stockholder approval as described above. The grant date fair value of the Approval-Subject Options was fixed on the date that stockholders approved a sufficient increase in the number of shares of Common Stock available for issuance under the Company’s equity compensation plans to cover the Approval-Subject Options at the 2021 annual meeting of stockholders held on June 9, 2021.

Outstanding Equity Awards At Fiscal Year-End
Name	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options Exercisable (#)(1)	Number of Securities Underlying Unexercised Options Unexercisable (#)(2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(5)(6)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(6)
Mahbod Nia	—	950,000	15.79	03/10/2028	122,926	2,259,380	56,948	1,046,704
David J. Smetana	—	—	—	—	30,449	559,653	31,131	572,188
Ricardo Cardoso	—	—	—	—	8,937	164,262	355,614	6,536,185
Gary T. Wagner	—	—	—	—	24,303	446,689	28,284	519,860
Giovanni M. DeBari	—	—	—	—	9,846	180,969	8,469	155,660
MaryAnne Gilmartin	230,000	—	14.39	07/24/2030	—	—	—	—
	100,000	—	20.00	07/24/2030	—	—	—	—
Marshall B. Tycher	—	—	—	—	66,875	1,229,163	76,728	1,410,261

(1)
With respect to Ms. Gilmartin, this column represents the fully vested stock options awarded to MAG Partners on July 24, 2020 in connection with the appointment of Ms. Gilmartin to serve as our interim Chief Executive Officer.

(2)
On March 10, 2021, in connection with his new employment agreement, Mr. Nia was issued stock options to purchase 950,000 shares of Common Stock. These options vest in three substantially equal installments on the first three anniversaries of the grant date commencing March 10, 2022.

(3)
Consists of LTIP Unit and RSU awards subject to time-based vesting. On March 22, 2019, Messrs. Smetana, Cardoso, Wagner, DeBari, and Tycher were issued LTIP Unit awards subject to time-based vesting in the amounts of 8,937, 8,937, 8,937, 4,468, and 44,683 LTIP Units, respectively, which vested on March 22, 2022. On April 21, 2021, Messrs. Nia, Smetana, Wagner, DeBari and Tycher were issued 122,926, 21,512, 15,366, 5,378, and 55,317 RSUs, respectively, which shall vest in three substantially equal installments on each of the first three anniversaries of the April 21, 2021 grant date. In connection with his termination of employment with us, Mr. Tycher immediately vested in 31,963 time-based LTIP Units and 1,162 RSUs, and is eligible to vest in all of his remaining time-based LTIP Units and RSUs in connection with his post-termination consulting arrangement with us. See the discussion below under “Potential Payments Upon Termination or Change in Control” for further information.

(4)
Market value is based upon a market price of the Common Stock of $18.38 per share, the closing price of the Common Stock on the NYSE on December 31, 2021, the last trading day of 2021.

(5)
Consists of LTIP Unit and PSU awards subject to performance-based vesting and additional RSUs that may be earned pursuant to the outperformance modifier with respect to such RSUs. With respect to awards made on March 22, 2019, includes 16,353, 16,353, 16,353, and 81,766 LTIP Units for Messrs. Smetana, Cardoso, Wagner, and Tycher, respectively, that are also subject to time-based vesting on March 21, 2022 (50% of earned LTIP Units), March 21, 2023 (25%), and March 21, 2024 (25%). On March 22, 2022, all of these LTIP Units were forfeited and cancelled because none of the performance metrics achieved threshold performance. With respect to awards made on March 24, 2020, includes 68,306, 68,306, 68,306, 23,907, and 273,224 LTIP Units for Messrs. Smetana, Cardoso, Wagner, DeBari, and Tycher, respectively, that are also subject to time-based vesting on March 23, 2023 (50% of earned LTIP Units), March 23, 2024 (25%), and March 23, 2025 (25%). With respect to the award to

Mr. Cardoso made on January 4, 2021, consists of 334,449 LTIP Units that are eligible to vest on December 31, 2022. With respect to awards made on April 21, 2021, includes 227,790, 39,863, 28,474, 9,966, and 102,506, PSUs for Messrs. Nia, Smetana, Wagner, DeBari, and Tycher, respectively, and an additional 122,926, 21,512, 15,366, 5,378, and 55,317 RSUs that may be earned pursuant to the outperformance modifier with respect to such RSUs for Messrs. Nia, Smetana, Wagner, DeBari and Tycher, respectively. In connection with his termination of employment with us, Mr. Tycher immediately forfeited 101,625 performance-based LTIP Units and 48,960 PSUs but remains eligible to vest in up to 91,075 performance-based LTIP Units, up to 51,393 PSUs in connection with his post-termination consulting arrangement with us. See the discussion below under “Potential Payments Upon Termination or Change in Control” for further information.
(6)
The amounts reported represent hypothetical payout value, if any, under LTIP Units and PSUs based upon a market price of the Common Stock of $18.38 per share, the closing price of the Common Stock on the NYSE on December 31, 2021, the last trading day of 2021. Amounts reported in this column represent vesting and payout at the Threshold level for the 2019 and 2020 performance-based LTIP Units and 2021 PSUs, as performance for all such equity awards as of December 31, 2021 was at or below the Threshold level, and at the Maximum level for the 2021 performance-based LTIPs granted to Mr. Cardoso, which achieved Maximum performance as of December 31, 2021. Amounts exclude additional RSUs that may be earned pursuant to the outperformance modifier with respect to such RSUs as none were earned at the Threshold level of performance as of December 31, 2021. Such amounts consist of 56,948, 9,966, 7,119, 2,492, and 13,387 PSUs for Messrs. Nia, Smetana, Wagner, DeBari and Tycher, respectively, and 21,165, 355,614, 21,165, 5,977 and 63,341 performance-based LTIP Units for Messrs. Smetana, Cardoso, Wagner, DeBari and Tycher, respectively.

Option Exercises and Stock Vested
Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(3)
Mahbod Nia	—	—	5,886(1)	104,418
David J. Smetana	—	—	14,165(2)	228,765
Ricardo Cardoso	—	—	18,885(2)	304,993
Gary T. Wagner	—	—	18,885(2)	304,993
Giovanni M. DeBari	—	—	5,900(2)	95,285
MaryAnne Gilmartin	—	—	—	—
Marshall B. Tycher	—	—	124,034(2)	2,021,699

(1)
Represents restricted stock issued to Mr. Nia on July 1, 2020 as compensation for service as a director that vested on June 9, 2021, the date of the Company’s 2021 annual meeting of stockholders.

(2)
Consists of (a) LTIP Unit awards subject to time-based vesting that vested on April 19, 2021 in the amounts of 8,850, 11,799, 11,799, 5,900, and 32,448 LTIP Units for Messrs. Smetana, Cardoso, Wagner, DeBari and Tycher, respectively; and (b) LTIP Unit awards subject to performance-based vesting that vested on April 19, 2021 in the amounts of 5,315, 7,086, 7,086, and 58,461 for Messrs. Smetana, Cardoso, Wagner, and Tycher, respectively. In addition, for Mr. Tycher, represents an additional 31,963 time-based LTIPs and 1,162 RSUs that immediately vested upon his termination of employment with us on May 13, 2021. See the discussion below under “Potential Payments Upon Termination or Change in Control” for further information.

(3)
Amounts shown calculate the value realized based upon the closing price of the Common Stock on the applicable vesting date or, if the vesting date was not a trading day, the closing price on the first trading day following the vesting date (April 19, 2021: $16.15; May 13, 2021: $16.71; and June 9, 2021: $17.74).

PENSION BENEFITS
The Company does not offer qualified or non-qualified defined benefit plans to its executive officers or employees.
NON-QUALIFIED DEFERRED COMPENSATION
The Company does not offer non-qualified defined contribution or other deferred compensation plans to its executive officers or employees.
CERTAIN SEPARATION ARRANGEMENTS
Tycher Separation Arrangements.   As described above, Mr. Tycher’s employment ended effective May 13, 2021, in connection with his termination without cause. By reason of his termination, Mr. Tycher became eligible for the severance benefits described below under “Potential Payments upon Termination or Change in Control.” In order to ensure a smooth transition and continued execution of the Company’s multifamily development goals, Mr. Tycher entered into a Consulting and Cooperation Agreement with the Company (the “Tycher Consulting Agreement”) with a term running from May 14, 2021 through November 14, 2022. Under the terms of the Tycher Consulting Agreement, Mr. Tycher agreed to provide certain consulting, cooperation and transition services to the Company in exchange for: (i) a monthly consulting fee of $33,334 during the first twelve (12) months of the consulting term; (ii) eligibility to receive, upon and subject to the occurrence of thirteen separate milestone events that the Company deemed important to its multifamily development and operation plans, a success fee up to a maximum aggregate of $1,250,000; and (iii) eligibility for continued vesting in certain equity incentive awards. Each of the milestones represents a crucial component of the Company’s transition to a pure-play multifamily Company, in particular helping to unlock value from negative yielding assets with limited development potential, including completion of the Company’s development projects and certain zoning and permitting goals related to the Company’s land bank.
DeBari Separation Arrangements.   As described above, Mr. DeBari’s employment ended effective January 12, 2022, in connection with his termination without cause. By reason of his termination, Mr. DeBari became eligible for the severance benefits described below under “Potential Payments upon Termination or Change in Control” and he entered into an Independent Consulting Services Agreement with the Company (the “DeBari Consulting Agreement”). Pursuant to the DeBari Consulting Agreement, Mr. DeBari provided critical transition services in connection with the filing of the Company’s annual report on Form 10-K for the year ended December 31, 2021, for which he received a consulting fee of $75,000. Mr. DeBari continues to provide consulting, cooperation and transition services to the Company relating to internal controls and SEC reporting through July 13, 2022 and will be considered to have remained employed with the Company through the term of the DeBari Consulting Agreement solely for purposes of calculating the prorated vesting of certain outstanding long-term incentive plan units of limited partnership interest in the Operating Partnership to which Mr. DeBari was otherwise entitled upon his termination of employment with the Company.
Smetana Separation Arrangements.   As described above, Mr. Smetana resigned his employment effective March 31, 2022. By reason of his termination, Mr. Smetana became eligible for the benefits described below under “Potential Payments upon Termination or Change in Control.” In connection with Mr. Smetana’s transition from the Company, the Company and Mr. Smetana entered into an amendment to his employment agreement with the Company. Pursuant to the amendment, Mr. Smetana would have been eligible to receive a severance payment of $1,350,000 in cash had his employment continued through December 31, 2022, and he also agreed generally that, if he voluntarily terminated his employment with the Company before that date, he would be deemed to terminate his employment for good reason under his employment agreement but that he would not be eligible to receive (and in fact he did not receive) the $1,350,000 severance amount otherwise payable and that he would be paid his 2022 annual bonus at target on a pro rata basis in lieu of any actual 2022 annual bonus.
Wagner Separation Arrangements.   To facilitate a smooth transition during a critical period for the Company, Mr. Wagner agreed to perform certain consulting services following his employment termination through October 16, 2022 (including using his best efforts to ensure a seamless transition of matters for which he was responsible and consulting on ongoing development projects), unless earlier terminated by the Company or Mr. Wagner. As consideration for such consulting services, Mr. Wagner is entitled to $50,000 and ownership of a company car, which cash amount will be pro-rated if the agreement is terminated earlier by Mr. Wagner or be payable in full if terminated earlier by the Company.
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The following table sets forth information regarding amounts payable to Mr. Nia pursuant to his employment agreement in effect as of December 31, 2021 in connection with a termination of employment or change in control, calculated as if the applicable termination event occurred on December 31, 2021; to Mr. Tycher in connection with his actual termination of employment with us on May 13, 2021; to Mr. DeBari in connection with his actual termination of employment with us on January 12, 2022; to Mr. Smetana in connection with his actual termination of employment with us on March 31, 2022; to Mr. Cardoso in connection with his actual termination of employment with us on April 1, 2022; and to Mr. Wagner in connection with his actual termination of employment with us on April 15, 2022. Ms. Gilmartin received no severance or other benefits upon the completion of her service as our Interim Chief Executive Officer on March 8, 2021. Except for the termination events set forth in the table below, as of December 31, 2021, the named executive officers were not entitled to any other payments upon a change in control. Except as noted below in the case of Messrs. Tycher, Smetana, Cardoso, Wagner and DeBari, equity award values are calculated based on the closing price of a share of Common Stock on December 31, 2021 ($18.38).
Name	Payments upon termination by Company without cause or by executive for good reason(1)	Payment upon termination due to death or disability(1)	Payments upon termination by the Company without cause or by the executive for good reason within two years of a change in control(1)
Mahbod Nia Chief Executive Officer	$7,178,998(2)	$4,910,332(3)	$13,342,382(4)
David Smetana Former Chief Financial Officer	$261,335(5)	—	—
Ricardo Cardoso Former Chief Investment Officer	$7,765,886(6)	—	—
Gary T. Wagner Former General Counsel and Secretary	$2,071,371(7)	—	—
Giovanni M. DeBari Former Chief Accounting Officer	$1,099,679(8)	—	—
Marshall Tycher Former Chairman, Veris Residential Trust	$6,674,306(9)	—	—

(1)
The terms “cause,” “good reason,” “disability” and “change in control” have the meanings ascribed to such terms in the applicable agreements.

(2)
Amount includes (i) an aggregate severance payment of $4,000,000; (ii) immediate vesting of 950,000 options valued at $2,460,500, or $2.59 per option, based on the spread between the closing price of the Common Stock as reported on the NYSE on December 31, 2021 ($18.38) and the exercise price of the options ($15.79); (iii) immediate vesting of 28,626 RSUs subject to time-based vesting, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, valued at $526,126; (iv) eligible for vesting of 10,153 PSUs subject to performance-based vesting, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, and based on performance below Threshold level for absolute TSR and at the 62.5 percentile for relative TSR at December 31, 2021, valued at $186,612; and (v) the continuation of health insurance coverage for a period of 18 months, valued at approximately $5,760.

(3)
Amount includes (i) immediate vesting of 950,000 options valued at $2,460,500, or $2.59 per option, based on the spread between the closing price of the Common Stock as reported on the NYSE on December 31, 2021 ($18.38) and the exercise price of the options ($15.79); (ii) immediate vesting of 122,926 RSUs subject to time-based vesting valued at $2,259,380; (iii) eligible for vesting of 10,153 PSUs subject to performance-based vesting, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, and based on performance below Threshold level for absolute TSR and at the 62.5 percentile for relative TSR at December 31, 2021, valued at $186,612; and (iv) the continuation of health insurance coverage for a period of 12 months, valued at approximately $3,840.

(4)
Amount includes (i) an aggregate severance payment of $6,000,000; (ii) immediate vesting of 950,000 options valued at $2,460,500, or $2.59 per option, based on the spread between the closing price of the Common Stock as reported on the NYSE on December 31, 2021 ($18.38) and the exercise price of the options ($15.79); (iii) immediate vesting of 122,926 RSUs subject to time-based vesting valued at $2,259,380; (iv) immediate vesting of 142,369 PSUs subject to performance-based vesting valued at $2,616,742 based on performance at the Target level, which is the minimum vesting amount for PSUs in connection with a termination upon a change in control and actual performance below Threshold level for absolute TSR and at the 62.5 percentile for relative TSR at December 31, 2021; and (v) the continuation of health insurance coverage for a period of 18 months, valued at approximately $5,760.

(5)
Amount includes the actual payments and benefits to which Mr. Smetana became entitled in connection with his separation of employment with us on March 31, 2022, including: (i) a prorated 2022 target bonus payment of $112,500; (ii) payout of accrued but unused vacation time in the amount of $8,654; and (iii) vesting of 6,777 RSUs subject to time-based vesting, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, valued at $117,852 at March 31, 2022 based on the closing price per share of Common Stock on the NYSE on such date ($17.39). In addition, Mr. Smetana remains eligible to vest in 46,036 LTIP Units granted in 2020, 12,559 PSUs granted in 2021 and 6,777 RSUs granted in 2021 subject to an outperformance modifier, in each case subject to performance-based vesting and as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award and based on actual performance through the end of the applicable three-year performance periods, and may be realized in the future. Based on actual performance as of March 31, 2022, none of the performance based LTIP Units and none of the RSUs subject to an outperformance modifier and 1,284 PSUs valued at $22,329 at March 31, 2022 were eligible to vest based on performance below Threshold level for absolute TSR and at the 43rd percentile for relative TSR. The value for the PSUs eligible for future vesting based on actual performance as of March 31, 2022 is included in the table above.

(6)
Amount includes the actual payments and benefits to which Mr. Cardoso became entitled in connection with his separation of employment with us on April 1, 2022: (i) an aggregate severance payment of $1,650,000; (ii) a prorated 2022 target bonus payment of $135,616; (iii) payout of accrued but unused vacation time in the amount of $10,577; (iv) immediate vesting of 334,449 LTIP Units subject to performance-based vesting, which achieved maximum performance as of April 1, 2022, valued at $5,949,848 at April 1, 2022 based on the closing price per share of Common Stock on the NYSE on such date ($17.79); and (v) the continuation of health insurance coverage for a period of 18 months, valued at approximately $19,845. In addition, Mr. Cardoso remains eligible to vest in 46,099 LTIP Units subject to performance-based vesting granted in 2020, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award and based on actual performance through the end of the applicable three-year performance periods, and may be realized in the future. Based on actual performance as of April 1, 2022, none of the 2020 performance-based LTIP Units were eligible to vest based on performance below Threshold level for both absolute TSR and relative TSR.

(7)
Amount includes the actual payments and benefits to which Mr. Wagner became entitled in connection with his separation of employment with us on April 15, 2022: (i) an aggregate severance payment of $1,350,000; (ii) a prorated 2022 target bonus payment of $129,452; (iii) payout of accrued but unused vacation time in the amount of $8,654; (iv) the continuation of health insurance coverage for a period of 18 months, valued at approximately $58,393; (v) immediate vesting of 29,458 RSUs subject to time-based vesting valued at $489,887 at April 15, 2022 based on the closing price per share of common stock on the NYSE on April 14, 2022 ($16.63), (vi) post-termination consulting fees of $50,000, and (vii) ownership of a company car with a current market value of $52,032. In addition, Mr. Wagner remains eligible to vest in 68,306 LTIP Units granted in 2020, 28,474 PSUs granted in 2021, 15,366 RSUs subject to an outperformance modifier granted in 2021, 15,237 PSUs granted in 2022, and 14,092 RSUs subject to an outperformance modifier, in each case subject to performance-based vesting and based on actual performance through the end of the applicable three-year performance periods, and may be realized in the future. Based on actual performance as of April 15, 2022, none of the performance based LTIP Units, PSUs nor any of the RSUs subject to outperformance modifiers were eligible to vest based on performance below Threshold level for all metrics.
(8)
Amount includes the actual payments and benefits to which Mr. DeBari became entitled in connection with his separation of employment with us on January 12, 2022, including: (i) an aggregate severance payment of $945,000; (ii) a consulting fee of $75,000, (iii) a prorated target bonus payment of $2,959; (iv) COBRA payments for a period of 18 months valued at $19,344; (v) vesting of 2,205 RSUs subject to time-based vesting, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, valued at $41,366 at January 12, 2022 based on the closing price per share of Common Stock on the NYSE on such date ($18.76); and (vi) payout of accrued but unused vacation time in the amount of $1,340. In addition, Mr. DeBari remains eligible to vest in 18,383 LTIP Units granted in 2020, 4,086 PSUs granted in 2021, and 2,205 RSUs subject to an outperformance modifier, in each case subject to performance-based vesting and as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award and based on actual performance through the end of the applicable three-year performance periods, and may be realized in the future. Based on actual performance as of December 31, 2021, none of the performance based LTIP Units nor any of the RSUs subject to an outperformance modifier and 782 PSUs valued at $14,670 at January 12, 2022 were eligible to vest based on performance below Threshold level for absolute TSR and at the 62.5 percentile for relative TSR. The value for the PSUs eligible for future vesting is included in the table above.

(9)
Amount includes the actual payments and benefits to which Mr. Tycher became entitled in connection with his separation of employment with us, including (i) an aggregate severance payment of $2,700,000; (ii) immediate vesting of 31,963 LTIP Units and 1,162 RSUs subject to time-based vesting, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, valued at $553,519 at May 13, 2021 ($16.71); (iii) $400,000 for consulting services to be rendered for the 18 months following Mr. Tycher’s termination date; (iv) a prorated target bonus payment of $364,384; (v) COBRA payments for a period of 18 months valued at $41,451; and (vi) payout of accrued but unused vacation time in the amount of $66,667. In addition, Mr. Tycher remains eligible to vest in (a) 12,720 LTIP Units and 54,155 RSUs subject to time-based vesting, subject to the performance of his duties under his consulting agreement with the Company, valued at $1,117,481 at May 13, 2021, and (b) 91,075 LTIP Units, 51,393 PSUs and 1,162 RSUs subject to an outperformance modifier, in each case subject to performance-based vesting and based on actual performance through the end of the applicable three-year performance periods, and may be realized in the future. Based on actual performance as of December 31, 2021, none of the performance based LTIP Units nor any of the RSUs subject to an outperformance modifier and 9,837 PSUs valued at $180,804 at December 31, 2021 were eligible to vest based on performance below Threshold level for absolute TSR and at the 62.5 percentile for relative TSR. The value of PSUs eligible for future vesting based on actual performance as of December 31, 2021 is included in the table above. In addition, under the terms of Mr. Tycher’s consulting agreement, he is eligible to receive up to $1,250,000 in additional compensation upon the occurrence of certain milestone events, of which $650,000 had been earned as of December 31, 2021. The potential payments in respect of these milestone events are included in the table above.

CEO PAY RATIO
Section 953(b) of the Dodd-Frank Act and Item 402(u) of Regulation S-K promulgated by the SEC thereunder requires the Company to disclose the median of the annual total compensation of all employees, excluding the chief executive officer, and the ratio of the median of the annual total compensation of all employees to the annual total compensation of the chief executive officer. In 2021, we identified the median employee using our employee population on December 31, 2021 and based on each employee’s total compensation, using the same elements of compensation reportable in the Summary Compensation Table for named executive officers as the “consistently applied compensation measure” under Item 402(u) of

Regulation S-K. We did not perform adjustments to the compensation paid to part-time employees to calculate what they would have been paid on a full-time basis. We did not make any assumptions, adjustments, or estimates other than annualizing the compensation for any permanent (full-time or part-time) employees that were not employed by us for all of 2021. We then calculated the 2021 total compensation for the 2021 median employee using the same methodology as required for the 2021 Summary Compensation Table.
In 2021, the total compensation of our median employee, excluding the chief executive officer, as calculated using Summary Compensation Table requirements, was $112,172; the total compensation for Mr. Nia, who was serving as our chief executive officer on December 31, 2021, the date that our median employee was identified, was $11,116,500, as reported in the Summary Compensation Table and adjusting Mr. Nia’s base salary to annualize it in accordance with Instruction 2 to Item 402(u) of Regulation S-K; and the ratio of the chief executive officer’s total compensation for 2021 to the 2021 total compensation for the median employee was approximately 99-to-1.
EQUITY COMPENSATION PLAN INFORMATION
The following table summarizes information, as of December 31, 2021, relating to equity compensation plans of the Company (including individual compensation arrangements) pursuant to which equity securities of the Company are authorized for issuance.
Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options and Rights	(b) Weighted Average Exercise Price of Outstanding Options and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column(a))
Equity Compensation Plans Approved by Stockholders	1,794,529(1)	16.95(2)	1,633,689
Equity Compensation Plans Not Approved by Stockholders	987,603(3)	15.79	N/A(4)
Total	2,782,132	N/A	1,633,689

(1)
Includes 39,529 shares of unvested restricted Common Stock, 625,000 Class AO LTIP Units, and 1,130,000 unexercised options.

(2)
Weighted average exercise price of outstanding options; excludes restricted Common Stock and LTIP Units.

(3)
Includes 950,000 stock options issued as a one-time, sign-on “inducement” award under Section 303A.08 of the NYSE Listed Company Manual, and 37,603 shares issuable pursuant to the Directors’ Deferred Compensation Plan. See Note 16: Veris Residential, Inc Stockholders’ Equity and Veris Residential, L.P.’s Partners’ Capital — Deferred Stock Compensation Plan For Directors, to the Company’s financial statements beginning on page 105 of the 2021 Annual Report.

(4)
The Directors’ Deferred Compensation Plan does not limit the number of stock units issuable thereunder, but applicable SEC and NYSE rules restricted the aggregate number of stock units issuable thereunder to one percent (1%) of the Company’s outstanding shares when the plan commenced on January 1, 1999.

COMPENSATION OF DIRECTORS
Our philosophy on non-employee director compensation is to pay non-employee directors competitively and fairly for the work required. In order to understand competitive practices for non-employee director compensation, in May 2021, the Compensation Consultant conducted a comprehensive review of our non-employee director compensation program to ensure our pay levels were competitive and our program design and structure were aligned with recognized governance “best practices.”

Competitive comparisons were made against the following peer group of REITs recommended by the Compensation Consultant:
American Assets Trust, Inc.	Hudson Pacific Properties Inc.
Armada Hoffler Properties Inc.	Independence Realty Trust, Inc.
Bluerock Residential Growth REIT, Inc.	JBG SMITH Properties
Brandywine Realty Trust	Paramount Group, Inc.
Columbia Property Trust	Piedmont Office Realty Trust
Corporate Office Properties Trust, Inc.	Preferred Apartment Communities, Inc.
Cousins Properties	SL Green Realty Corp.
Empire State Realty Trust,	Washington REIT
Highwoods Properties, Inc.
After this review, the Compensation Committee recommended and the Board of Directors approved certain changes to the program, effective June 9, 2021, the date of our 2021 annual meeting of stockholders. The following table summarizes the program that was in effect during 2021 prior to the changes, as well as the new program effective June 9, 2021 (all values are annualized):
Compensation Element	January 1, 2021 to June 8, 2021	Effective June 9, 2021
Annual Board Service Cash Retainer	$65,000	$65,000
Board Meeting Fees	$1,500 per meeting	None
Committee Meeting Fees	$1,500 per meeting	$1,500 per meeting for Strategic Review Committee; none for other Committees
Committee Member Retainers
• Audit	none	$7,500
• Compensation	none	$5,000
• Nominating & Corp. Governance	none	$5,000
• ESG	none	$5,000
• Strategic Review Committee	none	none
Committee Chair Retainers (in addition to member retainer)
• Audit Committee Chair	$15,000	$20,000
• Other Committee Chairs	$15,000	$15,000
Non-Executive Chair Additional Retainer	$40,000	$75,000
Annual Equity Grant	$90,000 in restricted common stock vesting in one year	$100,000 in restricted common stock vesting in one year
Each director also is reimbursed for expenses incurred in attending Board and Committee meetings.
Directors’ Deferred Compensation Plan.   Pursuant to the Amended and Restated Directors’ Deferred Compensation Plan, originally effective as of January 1, 1999 (the “Directors’ Deferred Compensation Plan”), each non-employee director is entitled to defer all or a specified portion of the annual fee to be paid to such director. The account of a director who elects to defer such compensation under the Directors’ Deferred Compensation Plan is credited with the hypothetical number of stock units, calculated to the nearest thousandths of a unit, determined by dividing the amount of cash compensation deferred on the quarterly deferral date by the closing market price of the Common Stock on such quarterly deferral date.

Any stock dividend declared by the Company on Common Stock results in a proportionate increase in units in the director’s account as if such director held shares of Common Stock equal to the number of units in such director’s account. Payment of a director’s account may only be made in a lump sum in shares of Common Stock equal to the number of units in a director’s account after either the director’s service on the Board of Directors has terminated or there has been a change in control of the Company. In 2021, Alan R. Batkin, Frederic Cumenal, Nori Gerardo Lietz, Victor MacFarlane and Mahbod Nia elected to receive a portion of their respective cash fees earned for service as a director in 2021 in the form of deferred stock units under the Directors’ Deferred Compensation Plan.
Directors’ Stock Incentive Plan.   The Company has one equity compensation plan pursuant to which equity compensation awards to non-employee members of the Board of Directors may be made, namely the 2013 Plan. On June 9, 2021, each then-serving non-employee member of the Board of Directors was granted shares of restricted Common Stock with an approximate grant-date fair value of $100,000 under the 2013 Plan. These restricted shares will vest on June 9, 2022.
For fiscal year 2021, the Company’s non-employee directors received directors’ fees or fee equivalents (see “Compensation of Directors — Directors’ Deferred Compensation Plan” above) in the amounts set forth in the table below.
2021 Director Compensation
	Fees Earned or Paid in Cash	Stock Awards	Total
Name	($)(1)	($)(2)	($)
Tammy K. Jones, Chair	163,464	100,008	263,472
Alan R. Batkin(1)	99,929	100,008	199,937
Michael Berman	49,750	—	49,750
Frederic Cumenal(1)	117,789	100,008	217,797
MaryAnne Gilmartin	18,333	—	18,333
A. Akiva Katz	122,077	100,008	222,085
Nori Gerardo Lietz(1)	97,577	100,008	197,585
Victor B. MacFarlane(1)	43,400	100,008	143,408
Mahbod Nia(1)(3)	24,097	—	24,097
Howard Stern	98,718	100,008	198,726

(1)
Of the cash fees earned or paid for service as a director in 2021, the following amounts were paid in deferred stock units in lieu of cash pursuant to elections made by each such director: Mr. Batkin: $89,429; Mr. Cumenal: $82,789; Ms. Lietz: $85,577; Mr. MacFarlane: $43,400; and Mr. Nia: $12,097.

(2)
On June 9, 2021, each then-serving non-employee member of the Board of Directors was granted 5,647 shares of restricted Common Stock. The grant date fair value of these shares calculated in accordance with ASC 718 was $17.71 per share. For a discussion of the Company’s assumptions and accounting treatment of its equity compensation awards, see Note 2: Significant Accounting Policies — Stock Compensation, to the Company’s financial statements beginning on page 78 of the 2021 Annual Report.

(3)
Compensation reported in this table for Mr. Nia and Ms. Gilmartin relates solely to their service as non-employee directors in fiscal 2021. For compensation in respect of Mr. Nia’s service as Chief Executive Officer and Ms. Gilmartin’s service as Interim Chief Executive Officer, please refer to the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this Proxy Statement.

PROPOSAL NO. 2
NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION
The following proposal gives our stockholders the opportunity to vote to approve or not approve, on an advisory basis, the compensation of our named executive officers as disclosed in the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this Proxy Statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices with respect to our named executive officers. We are providing this vote as required by Section 14A of the Exchange Act, which was added to the Exchange Act by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act. We provide this vote annually based on an election made by our stockholders at our 2017 annual meeting of stockholders, and we will ask our stockholders to vote on the frequency of this advisory vote again at our 2023 annual meeting of stockholders. The Board of Directors believes that the overall design and function of the Company’s executive compensation program is appropriate and effective in aligning the interests of the Company, management and the Company’s stockholders and that management is properly incentivized to manage the Company in a prudent manner. Accordingly, we are asking our stockholders to vote “FOR” the adoption of the following resolution:
“RESOLVED, that the stockholders advise that they approve the compensation of the named executive officers of the Company, as disclosed in the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure shall include the Compensation Discussion and Analysis, the compensation tables, and any related material).”
Although the vote is non-binding, the Board of Directors and the Compensation Committee will review the voting results in connection with their ongoing evaluation of the Company’s executive compensation program.
Assuming a quorum is present, the affirmative vote of a majority of the votes cast at the Annual Meeting, either in person or by proxy, is required for approval of this proposal. Abstentions, failures to vote and broker non-votes are not considered votes cast and will have no effect on the outcome of this proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ADVISORY APPROVAL OF THE RESOLUTION SET FORTH ABOVE.

PROPOSAL NO. 3
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP served as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2021, and has been appointed by the Audit Committee to continue as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. In the event that ratification of this appointment of the Company’s independent registered accounting firm is not approved at the Annual Meeting, then the appointment of the Company’s independent registered public accounting firm will be reconsidered by the Audit Committee. Unless marked to the contrary, proxies received will be voted for ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.
A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement and will be available to respond to appropriate questions.
Your ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 does not preclude the Audit Committee from terminating its engagement of PricewaterhouseCoopers LLP and retaining a new independent registered public accounting firm if it determines that such an action would be in the best interests of the Company. If the Company elects to retain a new independent registered public accounting firm, it is expected that such independent registered public accounting firm will be another “Big 4” accounting firm.
The Company was billed for professional services rendered in 2021 by PricewaterhouseCoopers LLP, the details of which are disclosed below.
Pre-Approval Policies and Procedures
Pursuant to its charter, the Audit Committee has the sole authority to appoint or replace the Company’s independent registered public accountants (subject, if applicable, to stockholder ratification). The Audit Committee is directly responsible for the compensation and oversight of the work of the Company’s independent registered public accountants (including resolution of disagreements between management and the Company’s independent registered public accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Company’s independent registered public accountants are engaged by, and report directly to, the Audit Committee.
The Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent registered public accountants, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act and SEC Rule 2-01(c)(7)(i)(C) of Regulation S-X, all of which are approved by the Audit Committee prior to the completion of the audit. In the event pre-approval for such auditing services and permitted non-audit services cannot be obtained as a result of inherent time constraints in the matter for which such services are required, the Chair of the Audit Committee has been granted the authority to pre-approve such services, provided that the estimated cost of such services on each such occasion does not exceed $125,000, and the Chair of the Audit Committee reports for ratification such pre-approval to the Audit Committee at its next scheduled meeting. The Audit Committee has complied with the procedures set forth above, and has otherwise complied with the provisions of its charter.
Audit Fees
The aggregate fees and expenses incurred by the Company and its consolidated subsidiaries for fiscal years ended December 31, 2021 and 2020 for professional services rendered by PricewaterhouseCoopers LLP or its affiliates in connection with (i) the audit of the Company’s annual financial statements; (ii) the review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30, and September 30; (iii) a consent issued in connection with a registration statement; and (iv) services provided in connection with statutory and regulatory filings or engagements, including attestation services required by Section 404 of the Sarbanes-Oxley Act of 2002, were $2,062,194 and $2,241,400, respectively.

Audit-Related Fees
The aggregate audit-related fees and expenses incurred for the fiscal years ended December 31, 2021 and December 31, 2020, including subscription-based publications, comfort letters and assurance and related services rendered by PricewaterhouseCoopers LLP related to Veris Residential Trust (f/k/a Roseland Residential Trust) were $650,886 and $412,436, respectively.
Tax Fees
The aggregate fees incurred by the Company for fiscal years ended December 31, 2021 and 2020 for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice and tax planning were $250,000 and $238,000, respectively. These services consisted of reviewing the Company’s tax returns.
All Other Fees
There were no fees or expenses incurred by the Company for fiscal years ended December 31, 2021 and 2020 for other services rendered by PricewaterhouseCoopers LLP.
Vote Required and Board of Directors’ Recommendation
Assuming a quorum is present, the affirmative vote of a majority of the votes cast at the Annual Meeting, either in person or by proxy, is required for approval of this proposal. Abstentions and failures to vote are not considered votes cast and will have no effect on the outcome of this proposal. Because brokers are entitled to vote on this proposal without specific instructions from beneficial owners, there will be no broker non-votes on this matter.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

SUBMISSION OF STOCKHOLDER PROPOSALS
The Company intends to hold its 2023 annual meeting of stockholders on or about June 14, 2023. To be considered for inclusion in the Company’s notice of annual meeting and proxy statement for, and for presentation at, the annual meeting of the Company’s stockholders to be held in 2023, a stockholder proposal submitted pursuant to Rule 14a-8 of Regulation 14A under the Exchange Act must be received by Taryn D. Fielder, General Counsel and Secretary, Veris Residential, Inc., Harborside 3, 210 Hudson Street, Ste. 400, Jersey City, New Jersey 07311, no later than January 2, 2023, and must otherwise comply with applicable rules and regulations of the SEC, including Rule 14a-8. Stockholder proposals that are timely submitted and otherwise meet the requirements of Rule 14a-8 will be included in the Company’s proxy statement for the annual meeting of the Company’s stockholders to be held in 2023.
The Company’s current bylaws require advance notice of any proposal by a stockholder intended to be presented at an annual meeting that is not intended to be included in the Company’s notice of annual meeting and proxy statement pursuant to Rule 14a-8, including any proposal for the nomination of individuals for election to the Board of Directors. To be considered for such presentation at the annual meeting of the Company’s stockholders currently expected to be held on or about June 14, 2023, any such stockholder proposal must be received by Taryn D. Fielder, General Counsel and Secretary, Veris Residential, Inc., no earlier than February 15, 2023 and no later than March 17, 2023. If the stockholder fails to give timely notice, the nominee or proposal will be excluded from consideration at the meeting. In addition, the Company’s current bylaws include other requirements for nomination of individuals for election to the Board of Directors and the proposal of other business with which a stockholder must comply to make a nomination or business proposal.
ANNUAL REPORT ON FORM 10-K
The Company will furnish without charge to each person whose proxy is being solicited, upon the written request of any such person, a copy of the 2021 Annual Report, as filed with the SEC, including the financial statements and schedules thereto. Requests for copies of the 2021 Annual Report should be directed to Taryn D. Fielder, General Counsel and Secretary, Veris Residential, Inc., Harborside 3, 210 Hudson Street, Ste. 400, Jersey City, New Jersey 07311.

OTHER MATTERS
The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies authorized pursuant to this Proxy Statement will be voted in respect thereof and in accordance with the discretion of the persons voting the proxies.
It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card or to promptly authorize a proxy to vote your shares by internet or telephone in accordance with the instructions on the accompanying proxy card.
By Order of the Board of Directors,
Taryn D. Fielder
General Counsel and Secretary
If you have questions or need assistance voting your shares, please contact:
Innisfree M&A Incorporated
501 Madison Avenue, 20th floor
New York, New York 10022
Stockholders may call toll free: (877) 800-5182
Banks and Brokers may call collect: (212) 750-5833

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VERIS RESIDENTIAL, INC.

	For All	Withhold All	For All Except
1. To elect eight persons to the Board of Directors of the Company, each to serve until the next Annual Meeting of Stockholders and until their respective successors are elected and qualify.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees:

01) Alan R. Batkin
02) Frederic Cumenal
03) Tammy K. Jones
04) A. Akiva Katz
05) Nori Gerardo Lietz
06) Victor MacFarlane
07) Mahbod Nia
08) Howard S. Stern

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

VERIS RESIDENTIAL., INCHARBORSIDE3210 HUDSON STREET, SUITE 400JERSEY O1Y,NJ07311 VOTE BY INTERNfTforeTheMeeting - Go to www .proxyvote.com or scan the QR Barcode aboveproxy card m hand when you acces5 the website aod fol the instructlOfls to obtam your records and to oru te an electronic voting instruction fo,m. During TheMeting Go to WWWvlrtualsh.artholct«m« tina.comNRE2022You JNyatteod the tn€€'tingVia the lnternetandvotedunngthe meetmg.Havethe informationthat printed m the box maik:ed by the anow available and follow the instructions.VOTEBY PHONE - 1-800-690-6903Use any touch-tone telephone to t1ansm it you, votin g instrnc t ions up until 11:59 p.m. E tern Time the da-, before the rut -o ff dat eo , rneetingdate. Have you, proxy card in hand when yoocall and then follow the instructionsVOTE BY MAILMark:, sign and date you, proxy card and ret urn i t in the posta ge-pa id envelope we have provided 01 return it to Vote Processirig, do B1oadri d9e, 51 Mercedes Way, Edg ewood, NY 1 1717 TO VOTE, MA RK BLOCKS BELOWIN BLUE OR BLACK INK AS FOLLOWS: D8 2934P70363KEEP THIS PORTION FOR YOUR RECORDSTHI S PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLY VERIS RESIDENTIAL, INC. Th e Bo ard of Direct or s recommend s you vote FOR th e fo l low ing : 1. To elect eight persons to the Bo.lf'd of Directors of the Company, each to serve until the next Annual Meeting of Stockholders and until their respective successorsare elected and qualify Nomin ees:fu Withhold For AllTo withho ld authonty to vote for any 1nd1v1dual AllAllExcept nom 1nee(,s} mark• For AU £.xcep•t and wnte the number(s) o f the nom1nee(s)onthe line below. 01) AlanR. Batkin05) Non Gerardo Lietz 02} Frederic Cumenal 06) Victor MacFariane 03} Tammy K Jones 07) Mahbod Nia 04 } A. Aklva Katz08} Howard $_ Stern The Board of Directors recommends you vote FOR the fo ll ow ing proposal s: For Against Abstain 2.To adopt a resolution approving the compensation of our named executive officers. 3.To ratify the appointment of PricewaterhouseCoopersLLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2022NOTE: Such other business as may properly come before the meeting or any ad,ournment thereof Please sign exactly as your name(s) appear(s) hereon. When signing asatto rney, executor, administrator, or other fiduciary, please g ive full trtleassuch Joint owners should each sign personally. All holdersmust sign. If a corporation or partnership, pleasesignin full corporate or partnership name by authorized officerSign atu re (PLEASE SIGN WITHIN BOX)DateSignature (Joint OMners)Date

D82935-P70363

The stockholder(s) hereby appoint(s) Mahbod Nia, Amanda Lombard and Taryn Fielder, or any of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of VERIS RESIDENTIAL, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, ET on June 15, 2022, live via the webcast at www.virtualshareholdermeeting.com/VRE2022, and any adjournment or postponement thereof.

Continued and to be signed on reverse side

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Prox y St atement and Form 10-K are available at w wN.proxyvote.corn. VERIS RESIDENTIAL, INC.Annual Meeting of Stockholders June 15, 2022 10:00 AM, ETThis proxy is solicited by the Board of DirectorsThe stockholder(s) hereby appoint(s) ivlahbod Nia, Amanda Lombard and Taryn Fielder, or any of them , as proxies, each with the power to appoin t (his/her) substitu te, and hereby authorize(s) them to represent and to vote, as des i9na l ed on the reverse sid e of th is ballot, all of th e shares of common stock of VERIS RESIDENTl/\1, INC. that the stockholder(s) is/are ent itl ed to vote at the Annual tvleet in9 of Sto ckho lder s to be held at ·1O 00 A tvl, ET o n June I '5, 2022, live via th e we bcast at ww w.virtualsha reholderrneetin9.corrv'VRE20 22, and any adjournm ent or postpon ement th ereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is ma de, this proxy will be voted in accordance with the Board of Directors' recommendations.Continued and to be sign ed on reverse side